UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement           [ ] Confidential, For Use by the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                              Nations Annuity Trust
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
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(2) Aggregate number of securities to which transaction applies:  N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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(4) Proposed maximum aggregate value of transaction:  N/A
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(5) Total fee paid:  N/A
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
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(2) Form, Schedule or Registration Statement No.:  N/A
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(3) Filing Party:  N/A
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(4) Date Filed:  N/A
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Notes:

                             NATIONS ANNUITY TRUST
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                            Telephone: 800-653-9427

                                                               January 29, 2001

DEAR SHAREHOLDER:

     On behalf of the Board of Trustees of Nations Annuity Trust, we are pleased to invite you to special meetings of shareholders of each portfolio of Nations Annuity Trust (each a "Fund" and collectively, the "Funds") to be held jointly at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina (the "Meetings").

     At the Meetings, shareholders of the Funds will be asked to vote on some or all of the following items:

       (i) new investment advisory and/or investment sub-advisory arrangements for certain of the Funds;

      (ii) authorization to convert certain Funds to feeders in a master/feeder structure at some point in the future;

     (iii) authorization to implement a "manager of managers" structure pursuant to Securities and Exchange Commission exemptive relief for all Funds; and

      (iv) adoption of streamlined fundamental investment policies for Funds that do not already have such policies.

     The new advisory and sub-advisory agreements proposed under item (i) above, and related changes to these Funds' investment objectives and principal investment strategies, are being proposed as part of an effort to improve Nations Funds' variable annuity and life insurance fund options by making available a well-rounded variety of funds to our insurance company partners. Because shareholder approval must be obtained to implement the new agreements, management is seeking approval for items (ii), (iii) and (iv) at the same time in order to avoid additional proxy solicitation costs in the future. These changes noted in (ii), (iii) and (iv) above are being proposed primarily to allow the investment adviser more flexibility in managing the Funds and also to provide the Funds with the potential to operate more efficiently on a day-to-day basis.

     Additionally, shareholders of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio (together the "Marsico Funds") will be asked to approve a new investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital") as a result of Marsico Capital's recent change in ownership. This change has not resulted, nor is expected to result, in any significant change to the Marsico Capital personnel who manage the Marsico Funds or in the way that the Marsico Funds are managed. Nevertheless, the federal securities laws require that shareholders of each Marsico Fund be given the opportunity to approve a new investment sub-advisory agreement in order to allow Marsico Capital to continue to serve as investment sub-adviser to each Marsico Fund whenever this type of change occurs.

     The general array of sub-advisory services provided under the new agreement and the aggregate fees payable by each Marsico Fund for advisory services remain unchanged. Approval of the investment sub-advisory agreement also will have the effect of confirming the interim investment sub-advisory agreement with Marsico Capital that was put in place for each Marsico Fund after the change in ownership, and pursuant to which Marsico Capital currently provides investment sub-advisory services to the Marsico Funds. Accordingly, we are soliciting your vote on a new investment sub-advisory agreement for your Marsico Fund.

     None of the customary costs associated with this proxy solicitation will be borne by the Funds or their shareholders.

     THE BOARD OF TRUSTEES OF NATIONS ANNUITY TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE EACH PROPOSAL RELATING TO YOUR FUND.

     The formal Notice of Special Meetings, Proxy Statement and Proxy Ballot(s) are enclosed. Each proposal and the reasons for the unanimous recommendation by the Board of Trustees are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

     We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.

                                            Sincerely,

                                            A. MAX WALKER
                                            President and Chairman of the Board
                                            of Trustees of Nations Annuity
                                            Trust

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY.

                             NATIONS ANNUITY TRUST
                           One Bank of America Plaza
                            101 South Tryon Street
                                   33rd Floor
                        Charlotte, North Carolina 28255
                                 1-800-653-9427
                 ---------------------------------------------
                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 12, 2001
                ---------------------------------------------

TO NATIONS SMALLCAP INDEX PORTFOLIO AND NATIONS MANAGED INDEX PORTFOLIO
SHAREHOLDERS:

     PLEASE TAKE NOTE THAT special meetings of shareholders of Nations SmallCap Index Portfolio and Nations Managed Index Portfolio of Nations Annuity Trust will be held jointly at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of each portfolio's shareholders to consider and vote upon:

     ITEM 1. A new investment advisory agreement with Banc of America Advisors, Inc.

     ITEM 2: A new investment sub-advisory agreement with Banc of America Capital Management, Inc.

     ITEM 3. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 4. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub- advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 5. New fundamental investment policies.

     ITEM 6. Such other business as may properly come before the meetings or any adjournment(s).

TO NATIONS INTERNATIONAL GROWTH PORTFOLIO SHAREHOLDERS:

     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations International Growth Portfolio of Nations Annuity Trust will be held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

     ITEM 1. A new investment sub-advisory agreement with Marsico Capital Management, LLC.

     ITEM 2. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub- advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 3. New fundamental investment policies.

     ITEM 4. Such other business as may properly come before the meeting or any adjournment(s).

TO NATIONS BALANCED ASSETS PORTFOLIO SHAREHOLDERS:

     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Balanced Assets Portfolio of Nations Annuity Trust will be held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

     ITEM 1. A new investment sub-advisory agreement with Banc of America Capital Management, Inc.

     ITEM 2. A new investment sub-advisory agreement with Chicago Equity Partners LLC.

     ITEM 3. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 4. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub- advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 5. New fundamental investment policies.

     ITEM 6. Such other business as may properly come before the meeting or any adjournment(s).

TO NATIONS AGGRESSIVE GROWTH PORTFOLIO SHAREHOLDERS:

     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Aggressive Growth Portfolio of Nations Annuity Trust will be held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

     ITEM 1. A new investment advisory agreement with Banc of America Advisors, Inc.

     ITEM 2. A new investment sub-advisory agreement with Marsico Capital Management, LLC.

     ITEM 3. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 4. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub- advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 5. New fundamental investment policies.

     ITEM 6. Such other business as may properly come before the meeting or any adjournment(s).

TO NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO AND NATIONS MARSICO GROWTH & INCOME PORTFOLIO SHAREHOLDERS:

     PLEASE TAKE NOTE THAT special meetings of shareholders of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio of Nations Annuity Trust will be held jointly at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of each portfolio's shareholders to consider and vote upon:

     ITEM 1. A new investment sub-advisory agreement with Marsico Capital Management, LLC.

     ITEM 2. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 3. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub- advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 4. New fundamental investment policies.

     ITEM 5. Such other business as may properly come before the meetings or any adjournment(s).

TO NATIONS VALUE PORTFOLIO SHAREHOLDERS:

     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Value Portfolio of Nations Annuity Trust will be held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

     ITEM 1. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 2. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub- advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 3. New fundamental investment policies.

     ITEM 4. Such other business as may properly come before the meeting or any adjournment(s).

TO NATIONS INTERNATIONAL VALUE PORTFOLIO AND NATIONS HIGH YIELD BOND PORTFOLIO
SHAREHOLDERS:

     PLEASE TAKE NOTE THAT special meetings of shareholders of Nations International Value Portfolio and Nations High Yield Bond Portfolio of Nations Annuity Trust will be held jointly at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of each portfolio's shareholders to consider and vote upon:

     ITEM 1. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 2. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub- advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 3. Such other business as may properly come before the meetings or any adjournment(s).

     YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE
PROPOSALS.

     Shareholders of record as of the close of business on January 15, 2001 are entitled to notice of, and to vote at, the Meetings or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S). THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES BY FAX AT
(704) 388-2641. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED.

                               By Order of the Board of Trustees,

                               RICHARD H. BLANK, JR.
                               Secretary of Nations Annuity Trust
January 29, 2001

                                PROXY STATEMENT
                            Dated January 20, 2001

                             NATIONS ANNUITY TRUST
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-653-9427

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Nations Annuity Trust ("Annuity Trust") at special meetings of shareholders of Nations SmallCap Index Portfolio ("SmallCap Index Portfolio"), Nations International Growth Portfolio ("International Growth Portfolio"), Nations Balanced Assets Portfolio ("Balanced Assets Portfolio"), Nations Managed Index Portfolio ("Managed Index Portfolio"), Nations Aggressive Growth Portfolio ("Aggressive Growth Portfolio"), Nations Marsico Focused Equities Portfolio ("Focused Equities Portfolio"), Nations Marsico Growth & Income Portfolio ("Growth & Income Portfolio"), Nations Value Portfolio ("Value Portfolio"), Nations International Value Portfolio ("International Value Portfolio") and Nations High Yield Bond Portfolio ("High Yield Bond Portfolio") (each a "Fund" and collectively, the "Funds"). The Board of Trustees of Annuity Trust is sometimes referred to as the "Board." The special meetings and any adjournment(s) are referred to as the "Meetings." The Meetings have been called to consider the following proposals:

FOR EACH OF SMALLCAP INDEX PORTFOLIO AND MANAGED INDEX PORTFOLIO SHAREHOLDERS:

     ITEM 1. A new investment advisory agreement with Banc of America Advisors, Inc. ("BAAI").

     ITEM 2: A new investment sub-advisory agreement with Banc of America Capital Management, Inc. ("BACAP").

     ITEM 3. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 4. An authorization for BAAI to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 5. New fundamental investment policies.

     ITEM 6. Such other business as may properly come before the Meetings or any adjournment(s).

FOR INTERNATIONAL GROWTH PORTFOLIO SHAREHOLDERS:

     ITEM 1. A new investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital").

     ITEM 2. An authorization for BAAI to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 3. New fundamental investment policies.

     ITEM 4. Such other business as may properly come before the Meetings or any adjournment(s).

FOR BALANCED ASSETS PORTFOLIO SHAREHOLDERS:

     ITEM 1. A new investment sub-advisory agreement with BACAP.

     ITEM 2. A new investment sub-advisory agreement with Chicago Equity Partners LLC ("Chicago Equity").

     ITEM 3. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 4. An authorization for BAAI to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 5. New fundamental investment policies.

     ITEM 6. Such other business as may properly come before the Meetings or any adjournment(s).

FOR AGGRESSIVE GROWTH PORTFOLIO SHAREHOLDERS:

     ITEM 1. A new investment advisory agreement with BAAI

     ITEM 2. A new investment sub-advisory agreement with Marsico Capital.

     ITEM 3. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 4. An authorization for BAAI to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 5. New fundamental investment policies.

     ITEM 6. Such other business as may properly come before the Meetings or any adjournment(s).

FOR EACH OF FOCUSED EQUITIES PORTFOLIO AND GROWTH & INCOME PORTFOLIO
SHAREHOLDERS:

     ITEM 1. A new investment sub-advisory agreement with Marsico Capital.

     ITEM 2. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 3. An authorization for BAAI to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 4. New fundamental investment policies.

     ITEM 5. Such other business as may properly come before the Meetings or any adjournment(s).

FOR VALUE PORTFOLIO SHAREHOLDERS:

     ITEM 1. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 2. An authorization for BAAI to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 3. New fundamental investment policies.

     ITEM 4. Such other business as may properly come before the Meetings or any adjournment(s).

FOR EACH OF INTERNATIONAL VALUE PORTFOLIO AND HIGH YIELD BOND PORTFOLIO
SHAREHOLDERS:

     ITEM 1. An authorization to convert to a feeder fund in a master/feeder structure.

     ITEM 2. An authorization for BAAI to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

     ITEM 3. Such other business as may properly come before the Meetings or any adjournment(s).

     Additional information about the Funds is available in their:

     o Prospectuses;

     o Statements of Additional Information, or SAIs; and

     o Annual and Semi-Annual Reports to shareholders.

     All of this information is in documents filed with the U.S. Securities and Exchange Commission ("SEC") and is available upon oral or written request without charge. The annual reports to shareholders for the fiscal year ended December 31, 1999 and semi-annual reports to shareholders for the fiscal period ended June 30, 2000 previously have been mailed to shareholders. Additional copies are available without charge by writing the address given above or by calling 1-800-321-7854.

     It is expected that this Proxy will be mailed to shareholders on or about January 29, 2001.

--------------------------------------------------------------------------------
               Special Note for Polaris America Contract Holders

 At this time, the International Growth Portfolio, the SmallCap Index Portfolio and the Balanced Assets Portfolio are not available through the Polaris
 America Variable Annuity contract underwritten by Anchor National Life Insurance Company. Accordingly, Polaris America participants should disregard those parts of this Proxy Statement which discuss these Funds.
--------------------------------------------------------------------------------

                            TABLE OF CONTENTS

CHANGES TO THE NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
 STRATEGIES OF THE FUNDS .................................................................     6
   Overview ..............................................................................     6
   Comparison of Current and Proposed Names, Investment Objectives and Principal
    Investment Strategies ................................................................     6
PROPOSED CHANGES TO INVESTMENT ADVISORY & SUB-ADVISORY ARRANGEMENTS ......................     9
   Overview ..............................................................................     9
APPROVAL OF NEW BAAI AGREEMENT ...........................................................    10
   Description of the New BAAI Agreement .................................................    10
   Reasons for the New BAAI Agreement ....................................................    11
    The SmallCap Index Portfolio .........................................................    11
    The Managed Index Portfolio ..........................................................    12
    The Aggressive Growth Portfolio ......................................................    13
   Board Consideration ...................................................................    13
   Information Regarding BAAI ............................................................    14
APPROVAL OF NEW BACAP AGREEMENT ..........................................................    16
   Description of the New BACAP Agreement ................................................    16
   Reasons for the New BACAP Agreement ...................................................    17
    The SmallCap Index Portfolio .........................................................    17
    The Managed Index Portfolio ..........................................................    17
    The Balanced Assets Portfolio ........................................................    17
   Board Consideration ...................................................................    18
   Information Regarding BACAP ...........................................................    19
APPROVAL OF NEW MARSICO CAPITAL AGREEMENT ................................................    20
   Description of the New Marsico Capital Agreement ......................................    20
   Reasons for the New Marsico Capital Agreement .........................................    21
    The International Growth Portfolio ...................................................    21
    The Aggressive Growth Portfolio ......................................................    22
   Board Consideration ...................................................................    22
   Information Regarding Marsico Capital .................................................    22
APPROVAL OF NEW CHICAGO EQUITY AGREEMENT .................................................    24
   Description of the New Chicago Equity Agreement .......................................    24
   Reasons for the New Chicago Equity Agreement ..........................................    25
   Board Consideration ...................................................................    26
   Information Regarding Chicago Equity ..................................................    27

MARSICO CAPITAL CHANGE IN CONTROL -- APPROVAL OF NEW MARSICO CAPITAL
 AGREEMENT ............................................................................      28
   Overview ...........................................................................      28
   Description of the Interim Marsico Capital Agreement and the New Marsico Capital
     Agreement.........................................................................      29
   Board Consideration ................................................................      30
   Information Regarding Marsico Capital ..............................................      32
AUTHORIZATION OF THE FUNDS TO CONVERT TO A MASTER/FEEDER STRUCTURE ....................      32
   Overview of the Proposal ...........................................................      32
   Board Consideration ................................................................      33
   Master/Feeder Structures ...........................................................      33
   Taxation of a Master Feeder Structure ..............................................      34
AUTHORIZATION FOR THE FUNDS' ADVISER, BAAI, TO HIRE AND REPLACE INVESTMENT
 SUB-ADVISERS OR TO MODIFY INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT
 SHAREHOLDER APPROVAL .................................................................      35
   Overview ...........................................................................      35
   Reasons for the Proposal ...........................................................      37
   Board Consideration ................................................................      37
APPROVAL OF NEW FUNDAMENTAL POLICIES ..................................................      38
   Overview ...........................................................................      38
   Comparison of Investment Policies and Restrictions .................................      39
OTHER INFORMATION .....................................................................      39
VOTING MATTERS ........................................................................      39
   General Information ................................................................      39
   Quorum .............................................................................      40
   Shareholder Approval ...............................................................      41
   Principal Shareholders .............................................................      41
   Annual Meetings and Shareholder Meetings ...........................................      42
OTHER BUSINESS ........................................................................      42
SHAREHOLDER INQUIRIES .................................................................      42
APPENDICES
 I.   COMPARISON OF THE CURRENT AND PROPOSED FUNDAMENTAL POLICIES AND
      LIMITATIONS OF THE FUNDS ........................................................     I-1
 II.  OTHER FUNDS ADVISED BY THE INVESTMENT ADVISERS ..................................    II-1
 III. EXPENSE SUMMARIES OF FUNDS FOR WHICH A FEE/EXPENSE CHANGE IS
      PROPOSED ........................................................................   III-1

            CHANGES TO THE NAME, INVESTMENT OBJECTIVE AND PRINCIPAL
                       INVESTMENT STRATEGIES OF THE FUNDS
        (For SmallCap Index Portfolio, International Growth Portfolio,
       Balanced Assets Portfolio, Managed Index Portfolio and Aggressive
                      Growth Portfolio Shareholders Only)

Overview

     As part of an effort to continually improve Annuity Trust's variable annuity and variable life underlying Fund options, management is proposing, and the Board has approved, the restructuring of the SmallCap Index Portfolio, the International Growth Portfolio, the Balanced Assets Portfolio, the Managed Index Portfolio and the Aggressive Growth Portfolio. This restructuring involves some or all of the following for these Funds: (i) a name change; (ii) modification to investment objective and principal investment strategies; and
(iii) change to the investment advisory and/or investment sub-advisory arrangements. The name changes and modifications to the investment objectives and principal investment strategies of the Funds do not require shareholder approval but will not be implemented unless shareholders approve the related investment advisory and/or sub-advisory agreement matters which are discussed in more detail below.

     If the related advisory and sub-advisory matters are approved and the changes to Fund name, investment objective and/or principal investment strategies are made, management believes the restructured Funds would serve the interests of existing contract owners and would likely provide an attractive, well-rounded variety of portfolio choices for all contract owners going forward, potentially leading to larger asset sizes and cost savings for any economies of scale achieved.

Comparison of Current and Proposed Names, Investment Objectives and Principal Investment Strategies

     The chart below compares the current name, investment objectives and principal investment strategies of the Funds with their proposed alternatives.

                        CURRENT                                                PROPOSED
-------------------------------------------------------   --------------------------------------------------

 SmallCap Index Portfolio                                 Nations Small Company Portfolio

 Objective:                                               Objective:

 To seek investment results that (before fees and         To seek long-term capital growth by investing
 expenses) correspond to the total return of the          primarily in equity securities.
 Standard & Poor's SmallCap 600 Stock Price Index
 ("S&P SmallCap 600").

 Strategy:                                                Strategy:

 The Fund normally invests at least 80% of its assets     The Fund normally invests at least 65% of its
 in common stocks that are included in the S&P            assets in companies with a market capitalization
 SmallCap 600. The S&P SmallCap 600 is an                 of $2 billion or less. The Fund usually holds 75
 unmanaged market capitalization index consisting of      to 130 securities, which include common stocks,
 600 common stocks weighted by market                     preferred stocks and convertible securities like
 capitalization. It is not available for investment.      warrants, rights and convertible debt.

---------------------------------------------------------------------------------------------------------------
 International Growth Portfolio                           Nations Marsico International Opportunities
                                                          Portfolio

 Objective:                                               Objective:

 To seek long-term capital growth by investing            To seek long-term growth of capital.
 primarily in equity securities of companies
 domiciled in countries outside the United States and
 listed on major stock exchanges primarily in Europe
 and the Pacific Basin.

 Strategy:                                                Strategy:

 The Fund normally invests at least 65% of its assets     The Fund normally invests at least 65% of its
 in foreign companies listed on major exchanges in        assets in common stocks of foreign companies.
 Europe and the Pacific Basin. These companies can        While the Fund may invest in companies of any
 be of any size.                                          size, it focuses on large companies. These
                                                          companies are selected for their long-term growth
                                                          potential. The Fund normally invests in issuers
                                                          from at least three different countries not
                                                          including the United States and generally holds a
                                                          core position of 35 to 50 common stocks. The
                                                          Fund may invest in common stocks of companies
                                                          operating in emerging markets.

---------------------------------------------------------------------------------------------------------------

 Balanced Assets Portfolio                                 Nations Asset Allocation Portfolio

 Objective:                                                Objective:

 To seek total return by investing in equity and fixed     To seek to obtain long-term growth from capital
 income securities.                                        appreciation and dividend and interest income.

 Strategy:                                                 Strategy:

 This Fund invests in a mix of equity and fixed            The Fund invests in a mix of equity and fixed
 income securities, as well as money market                income securities, as well as cash equivalents,
 instruments.                                              including U.S. government obligations,
                                                           commercial paper and other short-term interest-
                                                           bearing instruments.

---------------------------------------------------------------------------------------------------------------
 Managed Index Portfolio                                   Nations Capital Growth Portfolio

 Objective:                                                Objective:

 To seek, over the long term, to provide a total           To seek growth of capital by investing in
 return that (before fees and expenses) exceeds the        companies that are believed to have superior
 total return of the Standard & Poor's 500                 earnings growth potential.
 Composite Stock Price Index ("S&P 500").

 Strategy:                                                 Strategy:

 The Fund normally invests at least 80% of its assets      The Fund normally invests at least 65% of its
 in common stocks that are included in the S&P 500.        assets in common stocks of companies that have
 The S&P 500 is an unmanaged index of 500 widely           one or more of the following characteristics:
 held common stocks, and is not available for              o above-average earnings growth compared with the
 investment.                                                 S&P 500
                                                           o established operating histories, strong balance
                                                             sheets and favorable financial performance
                                                           o above-average return on equity compared with the
                                                             S&P 500.

---------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio                               Nations Marsico 21st Century Portfolio

 Objective:                                                Objective:

 To seek capital appreciation.                             To seek long-term growth of capital.

 Strategy:                                                 Strategy:

 The Fund normally invests at least 65% of its assets      The Fund is an aggressive growth fund that
 in common stocks of large and medium-sized U.S.           primarily invests in equity securities of
 companies. These companies typically have a               companies of any capitalization size. The Fund
 market capitalization of $500 million or more.            will focus on paradigm shifting technologies and
                                                           companies seeking to take advantage of
                                                           technological innovations in the way business is
                                                           conducted. The Fund may invest without limit in
                                                           foreign securities.

            PROPOSED CHANGES TO INVESTMENT ADVISORY & SUB-ADVISORY
                                  ARRANGEMENTS
        (For SmallCap Index Portfolio, International Growth Portfolio,
       Balanced Assets Portfolio, Managed Index Portfolio and Aggressive
                      Growth Portfolio Shareholders Only)

Overview

     BAAI currently serves as the investment adviser to each Fund pursuant to an investment advisory agreement with Annuity Trust (the "Current BAAI Agreement"). BACAP serves as the investment sub-adviser to the SmallCap Index Portfolio, the Balanced Assets Portfolio, the Managed Index Portfolio and the Aggressive Growth Portfolio pursuant to an investment sub-advisory agreement among Annuity Trust, BAAI and BACAP (the "Current BACAP Agreement"). Gartmore Global Partners ("Gartmore") serves as the investment sub-adviser to the International Growth Portfolio pursuant to an investment sub-advisory agreement among Annuity Trust, BAAI and Gartmore (the "Current Gartmore Agreement"). In connection with the change of name, investment objective and principal investment strategies discussed above, shareholders are being asked to approve changes to the current investment advisory and/or sub-advisory arrangements for these Funds. The proposed changes are outlined in the following table.

                                                     ADVISORY                          SUB-ADVISORY
                                               CURRENT       PROPOSED       CURRENT SUB-        PROPOSED SUB-
                                              ADVISER/       ADVISER/         ADVISER/             ADVISER/
                                               MAXIMUM        MAXIMUM          MAXIMUM             MAXIMUM
                   FUND                      ANNUAL FEE     ANNUAL FEE       ANNUAL FEE           ANNUAL FEE
-----------------------------------------   ------------   ------------   ----------------   -------------------
                                            BAAI/0.40%     BAAI/0.90%     BACAP/0.10%            BACAP/0.25%
  SmallCap Index Portfolio (would
  become Nations Small Company
  Portfolio)

  International Growth Portfolio (would     No Change      No Change      Gartmore/0.54%           Marsico
  become Nations Marsico International                                                          Capital/0.45%
  Opportunities Portfolio)

  Balanced Assets Portfolio (would          No Change      No Change      BACAP/0.25%            BACAP/0.25%
  become Nations Asset Allocation                                                                (non-equity
  Portfolio)                                                                                 portion) & Chicago
                                                                                             Equity/0.25%
                                                                                             (equity portion)

  Managed Index Portfolio (would            BAAI/0.40%     BAAI/0.65%     BACAP/0.10%            BACAP/0.25%
  become Nations Capital Growth
  Portfolio)

  Aggressive Growth Portfolio (would        BAAI/0.65%     BAAI/0.75%     BACAP/0.25%              Marsico
  become Nations Marsico 21st Century                                                           Capital/0.45%
  Portfolio)

     Shareholder approval is being requested for the Funds shown in the table where there is either a proposed change in the maximum annual fees paid (as a percentage of a Fund's average daily net assets) pursuant to an investment advisory and/or sub-advisory agreement, or a proposed change to the investment sub-adviser that manages a Fund. More specifically, shareholders of the SmallCap Index Portfolio, the Managed Index Portfolio and the Aggressive Growth Portfolio are being asked to approve a new investment advisory agreement with BAAI reflecting the proposed change in the maximum annual fees that may be paid for BAAI's services as shown in the table (the "New BAAI Agreement"). In addition, shareholders of the SmallCap Index Portfolio, the Balanced Assets Portfolio and the Managed Index Portfolio are being asked to approve a new investment sub-advisory agreement with BACAP reflecting the proposed change in the maximum annual fees that may be paid for BACAP's services as shown in the table (the "New BACAP Agreement"). Further, shareholders of the International Growth Portfolio and the Aggressive Growth Portfolio are being asked to approve a new investment sub-advisory agreement with Marsico Capital, pursuant to which Marsico Capital would serve as investment sub-adviser to such Funds and may receive the maximum annual compensation as shown in the table (the "New Marsico Capital Agreement"). Finally, shareholders of the Balanced Assets Portfolio are also being asked to approve a new investment sub-advisory agreement with Chicago Equity, pursuant to which Chicago Equity would serve as investment sub-adviser to the Fund and may receive the maximum annual compensation as shown in the table (the "New Chicago Equity Agreement").

     The maximum annual investment advisory and/or sub-advisory fees paid for some of the Funds will be higher if the proposed agreements are implemented. The important reasons for these changes are discussed below under the separate headings for each new agreement.

                         APPROVAL OF NEW BAAI AGREEMENT
(For SmallCap Index Portfolio, Managed Index Portfolio and Aggressive Growth
                         Portfolio Shareholders Only)

Description of the New BAAI Agreement

     BAAI currently serves as the adviser to these Funds pursuant to the Current BAAI Agreement, which is dated February 25, 1998 and was approved by the sole shareholder of the Funds on that date. Under the Current BAAI Agreement, BAAI is entitled to receive a maximum advisory fee at the annual rate of 0.40% of the average daily net assets of each of the SmallCap Index Portfolio and the Managed Index Portfolio, and 0.65% of the average daily net assets of the Aggressive Growth Portfolio.

     The New BAAI Agreement is based on a new uniform form of investment advisory agreement that the entire Nations Funds family is in the process of implementing over time. Accordingly, the New BAAI Agreement will be different in form than the Current BAAI Agreement, although the scope and type of services under the New BAAI Agreement are substantially the same as those provided under the Current BAAI Agreement. Under the New BAAI Agreement, BAAI would be entitled to receive an advisory fee at the maximum annual rate of 0.90% of the average daily net assets of the SmallCap Index Portfolio, 0.65% of the average daily net assets of the Managed Index Portfolio and 0.75% of the average daily net assets of the Aggressive Growth Portfolio.

     Pursuant to the New BAAI Agreement, BAAI will continue to provide, or arrange for the provision of by an investment sub-adviser, the management services necessary for the investment operations of each Fund, including determining from time to time what securities and other investments will be purchased, retained or sold by the Funds, and the placing, or arranging for the placement of, all orders for the purchase or sale of securities. In addition, BAAI will continue to: provide, or delegate to an investment sub-adviser to provide, additional services related to the continuous investment program, including recordkeeping services; comply with all applicable rules and regulations of the SEC; use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; use its best efforts to seek on behalf of the Funds the best overall terms available when executing portfolio transactions, and in evaluating the best overall terms available, may consider the brokerage and research services provided to the Funds and/or other accounts over which BAAI exercises investment discretion.

     If approved by shareholders at the Meetings, the New BAAI Agreement will remain in effect for a two-year period following the date of such approval. Thereafter, the New BAAI Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board, or by a vote of a majority of the outstanding shares of each of the Funds, and in either case by a majority of the Trustees who are not interested persons of the Funds or BAAI, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Non-Interested Trustees").

     There are no material differences (other than the changes in fees discussed above) between the Current BAAI Agreement and the New BAAI Agreement. Nevertheless, copies of the New BAAI Agreement are available upon request by writing or calling Annuity Trust at the toll-free number listed on the first page of this Proxy Statement.

Reasons for the New BAAI Agreement

The SmallCap Index Portfolio

     The Board, at its in-person meeting held on November 29, 2000, approved the restructuring of the SmallCap Index Portfolio from an index style fund, which is passively managed, to a fund that is actively managed. One difference between these two styles relates to whether the management team actively chooses investments for the Fund based on detailed research and analysis versus passively buying stocks seeking to replicate the composition of an index. For the SmallCap Index Portfolio, BAAI and the Board oversee the Fund's sub-adviser, BACAP, whose Quantitative Strategies Team seeks to maintain a portfolio whose holdings match the securities in the S&P SmallCap 600.

     If the New BAAI Agreement and the New BACAP Agreement are approved by Fund shareholders and the restructuring occurs, the Fund (to be renamed Nations Small Company Portfolio) will be actively managed and BACAP's SmallCap Strategies Team will actively pick stocks according to the new principal investment strategy discussed above. Specifically, the team will identify stocks using a disciplined process based on a fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. The team will then conduct a rigorous qualitative analysis of each company being considered for investment. The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth. The resulting portfolio will be comprised substantially of stocks of between 75 to 130 companies that have market capitalizations of $2 billion or less.

     The increase in the maximum annual advisory fee and sub-advisory fees that may be paid to BAAI and BACAP, respectively, directly reflects this change in management style. The sub-advisory fees paid to BACAP will continue to be paid by BAAI from the advisory fees it receives from the Funds. The New BACAP Agreement is discussed below under "Approval of the New BACAP Agreement." If either the New BAAI Agreement or the New BACAP Agreement is not approved by shareholders, the Board will consider what further action is appropriate.

The Managed Index Portfolio

     With respect to the Managed Index Portfolio, at its in-person meeting held on November 29, 2000, the Board approved the restructuring of the Fund from a managed index style to an actively managed style. When utilizing a managed index style, BACAP's Quantitative Strategies Team starts with stocks included in the benchmark index (in this case the S&P 500), and then ranks the attractiveness of each stock in the index using quantitative analysis. The quantitative analysis takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. Each stock is assigned a ranking from 1 to 10 (best to worst). The Fund generally holds a slightly higher percentage of attractively ranked stocks than the relevant index and holds a lower percentage -- or none -- of less attractively ranked stocks.

     If the New BAAI Agreement and the New BACAP Agreement are approved by Fund shareholders and the restructuring occurs, the Fund (to be renamed Nations Capital Growth Portfolio) will be actively managed and BAAI and the Board will oversee the Fund's investment sub-adviser, BACAP, whose Growth Strategies Team will actively choose investments for the Fund according to the new principal investment strategy discussed above. The team will identify stocks using a disciplined analytical process. The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies. The team will then use quantitative analysis to decide when to invest, evaluating each company's earning trends and stock valuations, among other things, to try to determine when it is reasonably valued. In actively managing the portfolio, the team will consider the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolio will be comprised substantially of common stocks that are believed to have: above-average earnings growth compared with the S&P 500; established operating histories, strong balance sheets and favorable financial performance; and above-average return on equity compared with the S&P 500.

     The increase in the maximum annual advisory and sub-advisory fee that may be paid to BAAI and BACAP under the New BAAI Agreement and the New BACAP Agreement, respectively, is directly a result of the change in management style. The sub-advisory fees paid to BACAP will continue to be paid by BAAI from the advisory fees it receives from the Funds. The New BACAP Agreement is discussed below under "Approval of the New BACAP Agreement." If either the New BAAI Agreement or the New BACAP Agreement is not approved by shareholders, the Board will consider what further action is appropriate.

The Aggressive Growth Portfolio

     The restructuring approved by the Board with respect to the Aggressive Growth Portfolio involves a change in the way that the Fund is managed as well as a change in the investment sub-adviser making the day-to-day investment decisions for the Fund. The new sub-advisory arrangements are discussed below under "Approval of the New Marsico Capital Agreement." Currently, BAAI and the Board oversee the Fund's sub-adviser, BACAP, whose Growth Strategies Team identifies stocks using a disciplined analytical process. The team believes that the process identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies. Then the team uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued. In managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolio typically consists of between 50 to 75 securities.

     If the New BAAI Agreement and the New Marsico Capital Agreement are approved by Fund shareholders and the restructuring occurs, the Fund (to be renamed Nations Marsico 21st Century Portfolio) will be advised by BAAI, which (along with the Board) will oversee the Fund's new investment sub-adviser, Marsico Capital. Marsico Capital will look for companies with earnings growth potential that may not be recognized by other investors. Once an investment opportunity is identified, Marsico Capital will use a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

     The change in investment sub-adviser and the increase in the maximum annual advisory fee and sub-advisory fee that may be paid to BAAI and Marsico Capital under the New BAAI Agreement and the New Marsico Capital Agreement, respectively, are direct results of the change in management style. The sub-advisory fees paid to Marsico Capital will be paid by BAAI from the advisory fees it receives from the Fund. The New Marsico Capital Agreement is discussed below under "Approval of the New Marsico Capital Agreement." If either the New BAAI Agreement or the New Marsico Capital Agreement is not approved by shareholders, the Board will consider what further action is appropriate.

Board Consideration

     The New BAAI Agreement was approved by the Board, including a majority of the Non-Interested Trustees, at a regular in-person meeting held on November 29, 2000. The Board was provided with information concerning the New BAAI Agreement and was informed of the standards that the Board should apply in determining whether to approve the New BAAI Agreement. The information provided by management to the Board included comparative investment advisory fee information.

     Specifically, the Board determined that the compensation payable under the New BAAI Agreement was fair and reasonable in light of the proposed restructuring of the Funds. During its deliberations, the Board considered, among other things: (i) the long-term viability of the Funds, as currently structured, given their current asset levels and their ability to attract additional assets; (ii) the investment advisory fees paid by the Funds, and the historical and projected expense ratios for the Funds, as compared with those of the Funds under the proposed restructuring, as well as industry peer groups;
(iii) the option of liquidating the Funds; (iv) the historical investment performance records of non-annuity Nations Funds with identical investment objectives and principal investment strategies as the Funds would have under the proposed restructuring; and (v) the greater efficiency in administering a standard form of contract.

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of Annuity Trust, including the Non-Interested Trustees, approved the New BAAI Agreement.

         THE BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THIS PROPOSAL

Information Regarding BAAI

     BAAI also serves as the investment adviser to the funds of Nations Fund, Inc., Nations Fund Trust, Nations Reserves, Nations Funds Trust, Nations LifeGoal Funds, Inc. and Nations Master Investment Trust, each a registered investment company that is part of the Nations Funds family. In addition, BAAI serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange, and as investment manager to a private investment company.

     BAAI is a wholly owned subsidiary of Bank of America, N.A., which in turn is a wholly owned banking subsidiary of Bank of America Corporation ("Bank of America"), a bank holding company organized as a Delaware corporation. The principal office of BAAI is located at One Bank of America Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255. The address of Bank of America, N.A. is: 101 South Tryon Street, Charlotte, North Carolina 28255.

     The owners and principal executive officers of BAAI are listed below. The address for each is: c/o Banc of America Advisors, Inc., One Bank of America Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255.

Name                     Position at BAAI                   Principal Occupation(s)
----------------------   --------------------------------   -----------------------------------------------
Edward D. Bedard         Director, Chief Administrative     Same position at BAAI; Chief Administrative
                         Officer                            Officer and Treasurer, BACAP; Senior Vice
                                                            President, Bank of America

Holly Day Deem           Director                           Same position at BAAI; President, Bank of
                                                            America Private Investments; Senior Vice
                                                            President, Bank of America

Arthur A. Fritz          Director of Compliance             Same position at BAAI

Robert H. Gordon         President; Director                Same position at BAAI; Chief Marketing Officer
                                                            and Co-Chairman, BACAP; Director of
                                                            Marketing, Bank of America

Michael E. Kenneally     Director                           Same position at BAAI; President and Chief
                                                            Investment Officer, BACAP; President and Chief
                                                            Investment Officer, Bank of America

Robert W. Decker         Director                           Same position at BAAI; Chief Operating Officer
                                                            and Director, BACAP; Senior Vice President,
                                                            Bank of America

Michael S. Podracky      Treasurer                          Same position at BAAI

Edward J. Stark          Secretary                          Same position at BAAI; Senior Vice President,
                                                            Bank of America

     The aggregate amount paid to BAAI (or its predecessor) for each Fund (or its predecessor) for the period January 1, 2000 through December 31, 2000 was as follows: $0 for the SmallCap Index Portfolio; $0 for the Managed Index Portfolio; and $0 for the Aggressive Growth Portfolio. Had the proposed investment advisory fees been in effect for each of these Funds during this same period, the aggregate amount paid to BAAI would have been as follows: $0 for the SmallCap Index Portfolio; $27,124 for the Managed Index Portfolio; and $0 for the Aggressive Growth Portfolio. The difference between these aggregate amounts with respect to each Fund, represented as a percentage of the aggregate amount advisory fees actually received is as follows: 0% for the SmallCap Index Portfolio; 100% for the Managed Index Portfolio; and 0% for the Aggressive Growth Portfolio. The aggregate amount paid to BAAI (or its predecessor) for each mutual fund in the Nations Funds family (or their predecessors) for the period January 1, 2000 through December 31, 2000 was $194,936,708.

     Appendix II sets forth the fees and other information regarding certain other Funds advised by BAAI having a similar investment objective as the Funds.

     For the fiscal year ended December 31, 2000, BAAI waived advisory fees and/or reimbursed expenses for the Funds as follows:

                                 Fees Waived     Expenses Reimbursed
                                -------------   --------------------
SmallCap Index Portfolio        $32,094                $66,289
Managed Index Portfolio         $91,336                $29,961
Aggressive Growth Portfolio     $39,771                $22,459

                        APPROVAL OF NEW BACAP AGREEMENT

         (For SmallCap Index Portfolio, Balanced Assets Portfolio and
                  Managed Index Portfolio Shareholders Only)

Description of the New BACAP Agreement

     BACAP currently serves as the investment sub-adviser to these Funds pursuant to the Current BACAP Agreement, which is dated February 25, 1998 and was approved by the sole shareholder of the Funds on that date. Under the Current BACAP Agreement, BACAP is entitled to receive from BAAI a maximum sub-advisory fee at the annual rate of 0.10% of the average daily net assets of each of the SmallCap Index Portfolio and the Managed Index Portfolio, and 0.25% of the average daily net assets of the Balanced Assets Portfolio.

     The New BACAP Agreement is based on a new uniform form of agreement that the entire Nations Funds family is in the process of implementing over time. Accordingly, the New BACAP Agreement will be different in form than the Current BACAP Agreement, although the scope and type of services under the New BACAP Agreement are substantially the same as those provided under the Current BACAP Agreement. Under the New BACAP Agreement, BACAP would be entitled to receive a maximum advisory fee at the annual rate of 0.25% of the average daily net assets of each of the SmallCap Index Portfolio and the Managed Index Portfolio and 0.25% of the average daily net assets of the non-equity portion of the Balanced Assets Portfolio (it is proposed that Chicago Equity would manage the equity portion of the Balanced Assets Portfolio pursuant to the New Chicago Equity Agreement discussed below under "Approval of the New Chicago Equity Agreement.").

     Pursuant to the New BACAP Agreement, BACAP will continue to perform the management services necessary for the investment operations of each Fund including, determining from time to time what securities and other investments will be purchased, retained or sold by the Funds, and will place the daily orders for the purchase or sale of securities. In addition, BACAP will continue to: provide additional services related to the continuous investment program, including recordkeeping services; comply with all applicable rules and regulations of the SEC; use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; use its best efforts to seek on behalf of the Funds the best overall terms available when executing portfolio transactions, and in evaluating the best overall terms available, may consider the brokerage and research services provided to the Funds and/or other accounts over which BACAP exercises investment discretion.

     If approved by shareholders at the Meetings, the New BACAP Agreement will remain in effect for a two-year period following the date of such approval. Thereafter, the New BACAP Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board, or by a vote of a majority of the outstanding shares of each of the Funds, and in either case by a majority of Non-Interested Trustees.

     There are no material differences (other than the changes in fees discussed above) between the Current BACAP Agreement and the New BACAP Agreement. Nevertheless, copies of the New BACAP Agreement are available upon request by writing or calling Annuity Trust at the toll-free number listed on the first page of this Proxy Statement.

Reasons for the New BACAP Agreement

     At an in-person meeting held on November 29, 2000, the Board approved the new names and modifications to the investment objectives and principal investment strategies as outlined in the table above under "Comparison of Current and Proposed Names, Investment Objectives and Principal Investment Strategies." Approval of the New BACAP Agreement is necessary in order to implement such changes and modifications for the SmallCap Index Portfolio, the Managed Index Portfolio and the Balanced Assets Portfolio, reflecting the change in maximum fee rates payable to BACAP for its services to the SmallCap Index Portfolio and the Managed Index Portfolio and the change to the type of assets managed by BACAP for the Balanced Assets Portfolio. There is no proposed change to the maximum fees paid to BACAP by the Balanced Assets Portfolio. The change in maximum fee rates for the SmallCap Index Portfolio and the Managed Index Portfolio directly reflects the proposed change to how each such Fund would be managed.

The SmallCap Index Portfolio

     For a detailed discussion of the proposed change of management style for this Fund and the effects of approving the New BACAP Agreement, see the discussion above under "Reasons for the New BAAI Agreement -- The SmallCap Index Portfolio."

The Managed Index Portfolio

     For a detailed discussion of the proposed change of management style for this Fund and the effects of approving the New BACAP Agreement, see the discussion above under "Reasons for the New BAAI Agreement -- The Managed Index Portfolio."

The Balanced Assets Portfolio

     The restructuring approved by the Board with respect to the Balanced Assets Portfolio involves a change in the way that the equity portion of the Fund is managed, including a change in the investment sub-adviser that manages the equity portion of the Fund. Currently, BACAP is the sub-adviser for all of the assets of the

Fund. If the New BACAP Agreement and the New Chicago Equity Agreement (discussed below) are approved and the restructuring occurs, BACAP's Fixed Income Management Team will continue to manage the non-equity portion of the assets of the Fund and Chicago Equity will manage the equity portion of the Funds' assets. Accordingly, it is proposed that shareholders of the Balanced Assets Portfolio approve the New BACAP agreement for the non-equity portion of the Fund only. The New Chicago Equity agreement is discussed below under "Approval of the New Chicago Equity Agreement."

     Currently, BACAP uses asset allocation as its primary investment approach. The management team allocates assets among three classes based on its assessment of the expected risks and returns of each class. The team may change the Fund's asset allocation to try to increase returns and reduce risk. The team identifies individual investments using the following process: for the equity portion of the Fund, the team evaluates the overall economy, industry conditions, and the financial condition and management of each company, using a process called fundamental analysis; for the fixed income portion of the Fund, the team looks for securities rated investment grade at the time of investment. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment; for the money market portion of the Fund, the team chooses money market securities believed to be of high quality. The resulting portfolio will be comprised of a mix of equity, fixed-income securities and cash equivalents.

     If the New BACAP Agreement and the New Chicago Equity Agreement are approved by Fund shareholders and the restructuring occurs, the non-equity portion of the Fund will continue to be managed by BACAP using the same management style discussed above. BACAP will be entitled to receive the same maximum fee it receives under the Current BACAP Agreement, and Chicago Equity will manage the equity portion of the Fund for the maximum fee as discussed below under "Approval of the Chicago Equity Agreement." Although the investment sub-advisory fee rate will be higher if the restructuring of the Fund is implemented, because BAAI would pay these sub-advisory fees out of its advisory fees, shareholders of the Fund will not see any change to their aggregate advisory fee rate.

Board Consideration

     The New BACAP Agreement was approved by the Board, including a majority of the Non-Interested Trustees, at a regular in-person meeting held on November 29, 2000. The Board was provided with information concerning the New BACAP Agreement and was informed of the standards that the Board should apply in determining whether to approve the New BACAP Agreement. The information provided by management to the Board included comparative investment sub-advisory fee information.

     Specifically, the Board determined that the compensation payable under the New BACAP Agreement was fair and reasonable in light of the proposed restructuring of the Funds. During its deliberations, the Board considered, among other things: (i) the long-term viability of the Funds, as currently structured, given their current asset levels and their ability to attract additional assets; (ii) the investment sub-advisory fees paid by the Funds, and the historical and projected expense ratios for the Funds, as compared with those of the Funds under the proposed restructuring, as well as industry peer groups; (iii) the option of liquidating the Funds; and (iv) the historical investment performance records of non-annuity Nations Funds with identical investment objectives and principal investment strategies as the Funds would have under the proposed restructuring.

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of Annuity Trust, including the Non-Interested Trustees, approved the New BACAP Agreement.

         THE BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THIS PROPOSAL

Information Regarding BACAP

     BACAP is a wholly owned subsidiary of Bank of America, N.A. , which in turn is a wholly owned banking subsidiary of Bank of America, a bank holding company organized as a Delaware corporation. The principal office of BACAP is located at One Bank of America Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255. The address of Bank of America, N.A. is: 101 South Tryon Street, Charlotte, North Carolina 28255.

     The owners and principal executive officers of BACAP are listed below. The address for each is: c/o Banc of America Capital Management, Inc., One Bank of America Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255.

Name                     Position at BACAP                Principal Occupation(s)
----------------------   ------------------------------   -----------------------------------------------------
Edward D. Bedard         Chief Administrative Officer     Same position at BACAP; Director and Chief
                                                          Administrative Officer, BAAI; Senior Vice President,
                                                          Bank of America

Robert W. Decker         Chief Operating Officer          Same position at BACAP; Senior Vice President, Bank
                                                          of America

David W. Fisher          Director                         Same position at BACAP; President Trust, Investments
                                                          & Banking, Bank of America

Robert H. Gordon         Chief Marketing Officer and      Same position at BACAP; President and Director,
                         Co-Chairman                      BAAI; Senior Vice President, Bank of America

Michael E. Kenneally     President and Chief              Same position at BACAP; Director, BAAI; President
                         Investment Officer               and Chief Investment Officer, Bank of America

Michael S. Podracky      Chief Financial Officer          Same position at BACAP; Chief Operating Officer,
                                                          BAAI; Senior Vice President, Bank of America

     The aggregate amount paid to BACAP (or its predecessor) for each Fund (or its predecessor) for the period January 1, 2000 through December 31, 2000 was as follows: $0 for the SmallCap Index Portfolio; $0 for the Managed Index Portfolio; and $0 for the Balanced Assets Portfolio. Had the proposed investment sub-advisory fees been in effect for each of these Funds during this same period, the aggregate amount paid to BACAP would have been as follows: $0 for the SmallCap Index Portfolio; and $11,417 for the Managed Index Portfolio. The difference between these aggregate amounts with respect to each Fund, represented as a percentage of the aggregate amount of sub-advisory fees actually received is as follows: 0% for the SmallCap Index Portfolio; and 100% for the Managed Index Portfolio. The aggregate amount paid to BACAP (or its predecessor) for each mutual fund in the Nations Funds family (or their predecessors) for the period January 1, 2000 through December 31, 2000 was $52,107,324.

     Appendix II sets forth the fees and other information regarding certain other Funds sub-advised by BACAP having a similar investment objective as the Funds.

     For the fiscal year ended December 31, 2000, BACAP waived sub-advisory fees and/or reimbursed expenses for the Funds as follows:

                                     Fees Waived     Expenses Reimbursed
                                    -------------   --------------------
      Balanced Assets Portfolio     $16,071                 $0
      Managed Index Portfolio       $82,834                 $0
      SmallCap Index Portfolio      $ 8,040                 $0

                   APPROVAL OF NEW MARSICO CAPITAL AGREEMENT

           (For International Growth Portfolio and Aggressive Growth
                         Portfolio Shareholders Only)

Description of the New Marsico Capital Agreement

     Gartmore currently serves as the investment sub-adviser to the International Growth Portfolio pursuant to the Current Gartmore Agreement, which is dated August 1, 2000 and was approved by the shareholders of the Fund on that date. BACAP currently serves as the investment sub-adviser to the Aggressive Growth Portfolio pursuant to the Current BACAP Agreement, which is dated February 25, 1998 and was approved by the sole shareholder of the Fund on that date. Under the Current Gartmore Agreement, Gartmore is entitled to receive from BAAI a maximum sub-advisory fee at the annual rate of 0.54% of the average daily net assets of the International Growth Portfolio. Under the Current BACAP Agreement, BACAP is entitled to receive a maximum sub-advisory fee at the annual rate of 0.25% of the average daily net assets of Aggressive Growth Portfolio.

     The New Marsico Capital Agreement that shareholders are being asked to approve is based on a new uniform form of agreement that the entire Nations Funds family is in the process of implementing over time. The New Marsico Capital Agreement will be substantially similar in form and substance to the Current Gartmore Agreement but for one difference. Under the Current Gartmore Agreement, Gartmore agreed to indemnify, under certain circumstances, the International Growth Portfolio in the event that a party charges the International Growth Portfolio with liability. On the other hand, under the New Marsico Capital Agreement, Marsico Capital has not agreed to indemnify the International Growth Portfolio under any circumstances in the event that a party charges the International Growth Portfolio with liability. As a result, the New Marsico Capital Agreement could be viewed as being less favorable to shareholders than the Current Gartmore Agreement. The New Marsico Capital Agreement will be different in form from the Current BACAP Agreement, although the substance (i.e., the scope and type of services) of the New Marsico Capital

Agreement are substantially the same as those provided under the Current BACAP Agreement. Under the New Marsico Capital Agreement, Marsico Capital would be entitled to receive a maximum sub-advisory fee from BAAI at the annual rate of 0.45% of the average daily net assets of each of the International Growth Portfolio and the Aggressive Growth Portfolio

     Detailed information about the New Marsico Capital Agreement can be found below under "Marsico Change in Control -- Approval of the New Marsico Capital Agreement."

Reasons for the New Marsico Capital Agreement

     At an in-person meeting held on November 29, 2000, the Board approved the new names and modifications to the investment objectives and principal investment strategies as outlined in the table above under "Comparison of Current and Proposed Names, Investment Objectives and Principal Investment Strategies." Approval of the New Marsico Capital Agreement is necessary in order to implement such changes and modifications for the International Growth Portfolio, and approval of the New Marsico Capital Agreement and the New BAAI Agreement are necessary in order to implement such changes and modifications for the Aggressive Growth Portfolio. The New BAAI Agreement is discussed above under "Approval of the New BAAI Agreement." If the New Marsico Capital Agreement is not approved by shareholders of the International Growth Portfolio, or if either the New BAAI Agreement or the New Marsico Capital Agreement is not approved by shareholders of the Aggressive Growth Portfolio, the Board will consider what further action is appropriate.

The International Growth Portfolio

     The restructuring approved by the Board with respect to the International Growth Portfolio involves a change in the way the Fund is actively managed including a change to the investment sub-adviser that currently manages the Fund. Currently, Gartmore uses a "bottom-up" approach to selecting securities, looking for companies with: high quality and sustainable earnings; high growth potential over a two-year investment horizon; quality management teams; the ability to finance growth internally; and strong financial results. Throughout the investment process, Gartmore seeks to balance the Fund's emphasis on growth companies with a sensitivity to securities prices.

     If the New Marsico Capital Agreement is approved by Fund shareholders and the restructuring occurs, the Fund will be actively managed by Marsico Capital which will look for companies with earnings growth potential that may not be recognized by other investors. Once an investment opportunity is identified, Marsico Capital will use a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. This process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management. The resulting portfolio will be comprised substantially of between 30 and 50 common stocks of large foreign companies.

     The change in investment sub-adviser and the decrease in the sub-advisory fee to be paid to Marsico Capital under the New Marsico Capital Agreement is a direct result of the change in management style.

The Aggressive Growth Portfolio

     For a detailed discussion of the reasons for the New Marsico Capital Agreement, see the above discussion under "Approval of the New BAAI Agreement -- Reasons for the New BAAI Agreement -- The Aggressive Growth Portfolio."

Board Consideration

     The New Marsico Capital Agreement was approved by the Board, including a majority of the Non-Interested Trustees, at a regular in-person meeting held on November 29, 2000. The Board was provided with information concerning the New Marsico Capital Agreement and was informed of the standards that the Board should apply in determining whether to approve the New Marsico Capital Agreement. The information provided by management to the Board included comparative investment sub-advisory fee information.

     Specifically, the Board determined that the compensation payable under the New Marsico Capital Agreement was fair and reasonable in light of the proposed restructuring of the Funds. During its deliberations, the Board considered, among other things: (i) the long-term viability of the Funds given their current asset levels, as currently structured, and their ability to attract additional assets; (ii) the investment sub-advisory fees paid by the Funds, and the historical and projected expense ratios for the Funds, as compared with those of the Funds under the proposed restructuring, as well as industry peer groups; (iii) the option of liquidating the Funds; (iv) the historical investment performance records of non-annuity Nations Funds with identical investment objectives and principal investment strategies as the Funds would have under the proposed restructuring; and (v) the efficiency in administering a standard form of agreement.

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of Annuity Trust, including the Non-Interested Trustees, approved the New Marsico Capital Agreement.

         THE BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THIS PROPOSAL

Information Regarding Marsico Capital

     Marsico Capital was established in 1997 by Thomas F. Marsico and TFM Holdings (defined below). It is a Delaware limited liability company. The principal source of Marsico Capital's income is professional fees received from providing continuing investment advice. Marsico Capital provides investment advice to registered mutual funds that are distributed to retail investors as well as mutual funds that serve as funding vehicles for variable life insurance policies and variable annuity contracts. Marsico Capital also provides investment advice to institutions and individuals and to private funds. Prior to forming Marsico Capital,

Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 through August 11, 1997. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.

     The principal executive officers of Marsico Capital are listed below. The address of each is: c/o Marsico Capital Management, LLC at the address listed above.

Name                       Position at Marsico Capital     Principal Occupation(s)
------------------------   -----------------------------   ---------------------------------------
Thomas F. Marsico          Chief Executive Officer and     Same position at Marsico Capital
                           Member

Barbara M. Japha           President and General           Same position at Marsico Capital
                           Counsel

Christopher J. Marsico     Vice President and Chief        Same position at Marsico Capital
                           Operating Officer

Robert H. Gordon           Director                        See "Information Regarding BAAI" above

Frank L. Gentry            Director

Owen G. Shell              Director

     Prior to the Transaction (defined below under "Marsico Capital Change in Control -- Approval of the New Marsico Capital Agreement"), the outstanding interests of Marsico Capital were held of record by TFM Holdings and Bank of America through its ownership of Marsico Management Holdings, LLC.

     Marsico Capital also provides investment advisory services to Nations Marsico Focused Equities Master Portfolio, Nations Marsico Growth & Income Master Portfolio, Nations Marsico 21st Century Master Portfolio and Nations Marsico International Opportunities Master Portfolio, of Nations Master Investment Trust, another investment company in the Nations Funds family. Additionally, Marsico Capital provides investment advisory services to funds which are not members of the Nations Funds family. The shareholders of the funds of The Marsico Investment Fund -- Marsico Focus Fund, Marsico Growth & Income Fund, Marsico 21st Century Fund and Marsico International Opportunities Fund -- were asked to approve a new advisory agreement with Marsico Capital at meetings held on November 9, 2000.

     Appendix II sets forth the fees and other information regarding certain other investment companies sub- advised by Marsico Capital.

     The aggregate amount paid to Gartmore (or its predecessor) for the International Growth Fund (or its predecessor) for the period January 1, 2000 through December 31, 2000 was $8,821. The aggregate amount paid to BACAP for the Aggressive Growth Portfolio for the period January 1, 2000 through December 31, 2000 was $0. Had the proposed investment sub-advisory fees been in effect for each of these Funds during this same period, the aggregate amount paid to Marsico Capital would have been as follows: $47,643 for the International Growth Portfolio; and $27,534 for the Aggressive Growth Portfolio. The difference between these aggregate amounts with respect to each Fund, represented as a percentage of the aggregate amount of sub-advisory fees actually received is as follows: 540% for the International Growth Portfolio; and 100% for the Aggressive Growth Portfolio. The aggregate amount paid to Marsico Capital (or its predecessor) for each mutual fund in the Nations Funds family (or their predecessors) for the period January 1, 2000 through December 31, 2000 was $14,320,382.

     Appendix II sets forth the fees and other information regarding certain other Funds sub-advised by Marsico Capital having a similar investment objective as the Funds.

     For the fiscal year ended December 31, 2000, Marsico Capital (or its predecessor) did not waive sub-advisory fees and/or reimburse expenses for the Funds (or their predecessor).

                    APPROVAL OF NEW CHICAGO EQUITY AGREEMENT

               (For Balanced Assets Portfolio Shareholders Only)

Description of the New Chicago Equity Agreement

     BACAP currently serves as the investment sub-adviser to the Balanced Assets Fund pursuant to the Current BACAP Agreement, which is dated February 25, 1998 and was approved by the sole shareholder of the Fund on that date. Under the Current BACAP Agreement, BACAP is entitled to receive from BAAI a maximum sub-advisory fee at the annual rate of 0.25% of the average daily net assets of the Balanced Assets Portfolio.

     The New Chicago Equity Agreement is based on a new uniform form of agreement that the entire Nations Funds family is in the process of implementing over time. Accordingly, the New Chicago Equity Agreement will be different in form than the Current BACAP Agreement, although the scope and type of services under the New Chicago Equity Agreement are substantially the same as those provided under the Current BACAP Agreement. Under the New Chicago Equity Agreement, Chicago Equity would be entitled to receive a maximum advisory fee at the annual rate of 0.25% of the average daily net assets of the equity portion of the Balanced Assets Portfolio (it is proposed that BACAP would continue to manage the non-equity portion of the Balanced Assets Portfolio pursuant to the New BACAP Agreement discussed above under "Approval of the New BACAP Agreement").

     The new form of agreement is more efficient for the Fund, BAAI and Chicago Equity to utilize because of its standardization. In addition, the New Chicago Equity Agreement benefits the Fund by providing for the indemnification of the Fund by Chicago Equity under certain circumstances. Specifically, Chicago Equity agrees to hold the Fund harmless from any and all direct or indirect claims, losses, liabilities or damages resulting from a breach of fiduciary duty with respect to the receipt of compensation for services arising from: (i) willful misfeasance, bad faith or negligence on the part of Chicago Equity or any of its officers, directors, employees or agents in connection with their duties under the New Chicago Equity Agreement, (ii) reckless disregard by Chicago Equity or its officers, directors, employees or agents of any of their obligations and duties under the New Chicago Equity Agreement, or (iii) any violations of federal or state securities laws, rules, regulations, statutes and codes by Chicago Equity or any of its officers, directors, employees or agents.

In an attempt to further protect the Fund, the New Chicago Equity Agreement requires Chicago Equity to maintain a blanket bond and professional liability insurance in an amount acceptable to BAAI.

     The New Chicago Equity Agreement contains additional provisions that are intended to ensure continued consistency in the services provided to the Fund. For example, if Chicago Equity becomes aware of any event or occurrence that could have a material impact on the performance of its duties, the New Chicago Equity Agreement requires Chicago Equity to provide notice of such event to BAAI and the Fund. This will enable BAAI and the Fund to avoid any interruptions in the sub-advisory services provided to the Fund that might result from events beyond the control of the Fund.

     Pursuant to New Chicago Equity Agreement, Chicago Equity will determine, from time to time what securities and other investments will be purchased, retained or sold by the equity portion of the Balanced Assets Portfolio, and will place the daily orders for the purchase or sale of securities. Chicago Equity also will: provide additional services related to the continuous investment program, including recordkeeping services; will comply with all applicable rules and regulations of the SEC; use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; use its best efforts to seek on behalf of the Fund the best overall terms available when executing portfolio transactions, and in evaluating the best overall terms available, may consider the brokerage and research services provided to the Fund and/or other accounts over which Chicago Equity exercises investment discretion. Under the New Chicago Equity Agreement, BAAI retains authority over the management of the Fund and the investment and disposition of the Fund's assets.

     If approved by shareholders at the Meeting, the New Chicago Equity Agreement will remain in effect for a two-year period following the date of such approval. Thereafter, the New Chicago Equity Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board, or by a vote of a majority of the outstanding shares of the Fund, and in either case by the Non-Interested Trustees.

     Copies of the New Chicago Equity Agreement are available upon request by writing or calling Annuity Trust at the toll-free number listed on the first page of this Proxy Statement.

Reasons for the New Chicago Equity Agreement

     At an in-person meeting held on November 29, 2000, the Board approved the new name and modifications to the investment objective and principal investment strategies as outlined in the table above under "Comparison of Current and Proposed Names, Investment Objectives and Principal Investment Strategies." Approval of the New Chicago Equity Agreement is necessary in order to implement such changes and modifications for the Balanced Assets Portfolio, reflecting the change in the investment sub-adviser that manages the equity portion of the Balanced Assets Portfolio. There is no proposed change to the total sub-advisory fees paid by the Balanced Assets Portfolio.

     The restructuring approved by the Board with respect to the Balanced Assets Portfolio involves a change in the way that the equity portion of the Fund is actively managed, including a change to the investment sub-adviser that manages the equity portion of the Fund. Currently, BACAP is the sub-adviser for all of the assets of the Fund. If the New BACAP Agreement (discussed above) and the New Chicago Equity Agreement are approved and the restructuring occurs, BACAP will continue to manage the non-equity portion of the assets of the Fund and Chicago Equity will manage the equity portion of the Funds assets. Accordingly, it is proposed that shareholders of the Balanced Assets Portfolio approve the New Chicago Equity Agreement for the equity portion of the Fund only. The New BACAP Agreement is discussed above under "Approval of the New BACAP Agreement." If either the New BACAP Agreement or the New Chicago Equity Agreement is not approved by shareholders, the Board will consider what further action is appropriate.

     For a discussion of how BACAP currently manages the Fund, see "Approval of New BACAP Agreement -- Reasons for the New BACAP Agreement -- The Balanced Assets Fund" above.

     If the New BACAP Agreement and the New Chicago Equity Agreement are approved by Fund shareholders and the restructuring occurs, the non-equity portion of the Fund will continue to be actively managed by BACAP using the same management style discussed above, for which BACAP will be entitled to receive the same fee it receives under the Current BACAP Agreement, and Chicago Equity will manage the equity portion of the Fund. Pursuant to the New Chicago Equity Agreement, Chicago Equity will use quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2000 common stocks, Chicago Equity will use a multi-factor computer model to rank securities. Chicago Equity will try to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500 and will focus on selecting individual stocks to try to provide higher returns than the S&P SuperComposite 1500 while maintaining a level of risk similar to the index.

Board Consideration

     The New Chicago Equity Agreement was approved by the Board, including a majority of the Non-Interested Trustees, at a regular in-person meeting held on November 29, 2000. The Board was provided with information concerning the New Chicago Equity Agreement and was informed of the standards that the Board should apply in determining whether to approve the New Chicago Equity Agreement. The information provided by management to the Board included comparative investment sub-advisory fee information.

     Specifically, the Board determined that the compensation payable under the New Chicago Equity Agreement was fair and reasonable in light of the proposed restructuring of the Fund. During its deliberations, the Board considered, among other things: (i) the long-term viability of the Fund given its current asset level and its ability to attract additional assets; (ii) the investment sub-advisory fee paid by the Fund, and the historical and projected expense ratios for the Fund, as compared with those of the Fund under the proposed restructuring, as well as industry peer groups; (iii) the option of liquidating the Fund; and (iv) the historical investment performance records of a non-annuity Nations Fund with an identical investment objective and principal investment strategies as the Fund would have under the proposed restructuring.

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of Annuity Trust, including the Non-Interested Trustees, approved the New Chicago Equity Agreement.

         THE BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THIS PROPOSAL

Information Regarding Chicago Equity

     Chicago Equity is a limited liability company organized in the State of Delaware. Chicago Equity is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The principal source of Chicago Equity's income is professional fees received from the management of client portfolios. Chicago Equity manages the assets of fiduciary and other institutional accounts. Chicago Equity is located at 180 North LaSalle Street, Suite 3800, Chicago, Illinois 60601.

     The owners and principal executive officers of Chicago Equity are listed below. The address for each is: c/o Chicago Equity Partners LLC, 180 North LaSalle Street, Suite 3800, Chicago, Illinois 60601.

Name                  Position at Chicago Equity               Principal Occupation(s)
-------------------   --------------------------------------   --------------------------------------
 James Miller         Chairman of the Board, President and     same as position at Chicago Equity
                      Chief Executive Officer

 Patrick Lynch        Senior Vice President and Treasurer      Director of Sales and Client Services
                                                               and Managing Director of Chicago
                                                               Equity

 Robert Kramer        Senior Vice President and Secretary      Investment Adviser, Co-Manager of
                                                               Research and Managing Director of
                                                               Chicago Equity

 David Coughenour     Senior Vice President                    Investment Adviser, Co-Manager of
                                                               Research and Managing Director of
                                                               Chicago Equity

 David Johnsen        Senior Vice President                    Investment Adviser, Co-Manager of
                                                               Research and Managing Director of
                                                               Chicago Equity

     The aggregate amount paid to BACAP for the Balanced Assets Portfolio for the period January 1, 2000 through December 31, 2000 was $0. Had the proposed investment sub-advisory fees been in effect for the Fund during this same period, the aggregate amount paid to Chicago Equity would have been $9,643. This difference between the aggregate amounts with respect to the Fund, represented as a percentage of the aggregate amount of sub-advisory fee actually received is 100% for the Balanced Assets Portfolio.

     The aggregate amount paid to Chicago Equity (or its predecessor) for each mutual fund in the Nations Funds family (or their predecessors) for the period January 1, 2000 through December 31, 2000 was $3,241,550. For the fiscal year ended December 31, 2000, Chicago Equity (or its predecessor) did not waive or otherwise reduce the compensation entitled to it for providing investment sub-advisory services to such funds (or their predecessor).

     Appendix II sets forth the fees and other information regarding certain other Funds sub-advised by Chicago Equity having a similar investment objective as the Balanced Assets Portfolio.

                       MARSICO CAPITAL CHANGE IN CONTROL
                 APPROVAL OF THE NEW MARSICO CAPITAL AGREEMENT
              (For Focused Equities Portfolio and Growth & Income
                         Portfolio Shareholders Only)

Overview

     The investment sub-adviser that manages the Focused Equities Portfolio and the Growth & Income Portfolio (each a "Marsico Fund" and together, the "Marsico Funds") on a day-to-day basis is Marsico Capital. In June 2000, Bank of America, on behalf of itself and its subsidiaries, entered into a definitive agreement with the general partner and limited partners of TFM Holdings, LLLP ("TFM Holdings") pursuant to which Bank of America agreed to purchase their interests in TFM Holdings (the "Transaction"). Prior to the Transaction, TFM Holdings owned 50% of Marsico Capital. Following the Transaction, which occurred on January 2, 2001, a Bank of America wholly-owned subsidiary, Marsico Management Holdings, LLC, now owns 100% of Marsico Capital.

     The Transaction has not resulted in any change in Marsico Capital personnel who manage the Marsico Funds or in the way that the Marsico Funds are managed. Additionally, the investment objectives and principal investment strategies of the Marsico Funds, and the investment advisory and sub-advisory fees payable by the Marsico Funds have not changed, and are not expected to change, as a result of the Transaction.

     Nevertheless, in order to protect investors, the 1940 Act effectively requires that an investment sub-advisory agreement automatically terminate any time an investment sub-adviser undergoes a change in ownership or control. Shareholders must then approve a new agreement in order for the fund to continue to receive contractual sub-advisory services. In order to ensure that a fund is not left without contractual sub-advisory services after the automatic termination of a sub-advisory agreement, but before shareholders can approve a new agreement, Rule 15a-4 under the 1940 Act allows a mutual fund's board of trustees to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions.

     The consummation of the Transaction has resulted in a "change of control" of Marsico Capital of the type that constitutes an assignment and immediate termination of the investment sub-advisory agreement last approved by each Marsico Fund's shareholders (the "Previous Marsico Capital Agreement"). In anticipation of the Transaction and to ensure a continuity of contractually provided sub-advisory services to the Marsico Funds, on August 23, 2000 the Board approved, for each Marsico Fund, both an interim investment sub-advisory agreement (the "Interim Marsico Capital Agreement") and also a new investment sub-advisory agreement (the "New Marsico Capital Agreement") with Marsico Capital. Consequently, Marsico Capital currently serves as investment sub-adviser to each Marsico Fund under the Interim Marsico Capital Agreement. Rule 15a-4 permits Marsico Capital to continue to so serve under the current Interim Marsico Capital Agreement until May 31, 2001 (which is 150 days from January 2, 2001).

Description of the Interim Marsico Capital Agreement and the New Marsico Capital Agreement

     In accordance with the terms of Rule 15a-4, the Interim Marsico Capital Agreement (i) does not provide for any increase in the compensation to be received by Marsico Capital from that provided in the Previous Marsico Capital Agreement; (ii) provides that the Board, or a majority of a Marsico Fund's outstanding shares, may terminate the Interim Marsico Capital Agreement at any time, without payment of any penalty, on ten (10) days' written notice to Marsico Capital; (iii) contains the same terms and conditions as the Previous Marsico Capital Agreement, except for required exceptions; and (iv) provides that compensation earned by Marsico Capital under the Interim Marsico Capital Agreement be held in an interest-bearing escrow account to be paid to Marsico Capital only if the shareholders of the applicable Marsico Fund approve the New Marsico Capital Agreement, and that if shareholders do not approve the New Marsico Capital Agreement, Marsico Capital shall be entitled to a portion of such compensation that equals its costs incurred in providing services under such Interim Marsico Capital Agreement (plus interest earned on that amount while in escrow). Except for these differences and its effective date, the Interim Marsico Capital Agreement is identical to the Previous Marsico Capital Agreement (which was approved by Marsico Fund shareholders).

     The term of the Interim Marsico Capital Agreement is from January 2, 2001 through the date that Marsico Fund shareholders approve a new investment sub-advisory agreement, but in no case later than 150 days from January 2, 2001 -- or May 31, 2001. Under the Interim Marsico Capital Agreement, Marsico Capital is entitled to receive a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of each Marsico Fund.

     The New Marsico Capital Agreement is based on a new uniform form of agreement that the entire Nations Funds family is in the process of implementing. Accordingly, the New Marsico Capital Agreement will be different in form than the Previous Marsico Capital Agreement and Interim Marsico Capital Agreement. The scope and type of services under the New Marsico Capital Agreement are substantially the same as those provided under the Previous Marsico Capital Agreement and Interim Marsico Capital Agreement.

     This new form of agreement is more efficient for BAAI and Marsico Capital -- the Marsico Funds' investment adviser and sub-adviser, respectively -- to utilize because of its standardization. In addition, the New Marsico Capital Agreement benefits the Marsico Funds by providing for the liability of Marsico Capital under certain circumstances. Specifically, Marsico Capital would be held liable for any loss resulting from: (i) a breach of fiduciary duty with respect to the receipt of compensation for services; (ii) willful misfeasance, bad faith or negligence on the part of Marsico Capital or any of its officers, directors, employees or agents in connection with their duties under the New Marsico Capital Agreement; (iii) reckless disregard by Marsico Capital or its officers, directors, employees or agents of any of their obligations and duties under the New

Marsico Capital Agreement; or (iv) any violations of federal or state securities laws, rules, regulations, statutes and codes by Marsico Capital or any of its officers, directors, employees or agents. In an attempt to further protect the Marsico Funds, the New Marsico Capital Agreement requires Marsico Capital to maintain a blanket bond and professional liability insurance in an amount acceptable to BAAI.

     The New Marsico Capital Agreement contains additional provisions that are intended to ensure continued consistency in the services provided to the Marsico Funds. For example, if Marsico Capital becomes aware of any event or occurrence that could have a material impact on the performance of its duties, the New Marsico Capital Agreement requires Marsico Capital to provide notice of such event to BAAI and the Marsico Funds. This will enable BAAI and the Marsico Funds to avoid any interruptions in the sub-advisory services provided to the Marsico Funds that might result from events beyond the control of the Marsico Funds.

     As a general matter, however, the Interim Marsico Capital Agreement and New Marsico Capital Agreement are similar. Pursuant to both the Interim Marsico Capital Agreement and New Marsico Capital Agreement, Marsico Capital will determine from time to time what securities and other investments will be purchased, retained or sold by the Marsico Funds, and will place the daily orders for the purchase or sale of securities. Under both, Marsico Capital also will provide additional services related to the continuous investment program, including recordkeeping services; will comply with all applicable rules and regulations of the SEC; will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; will use its best efforts to seek on behalf of the Marsico Funds the best overall terms available when executing portfolio transactions, and in evaluating the best overall terms available, may consider the brokerage and research services provided to the Marsico Funds and/or other accounts over which Marsico Capital exercises investment discretion. Under both the Interim Marsico Capital Agreement and the New Marsico Capital Agreement, BAAI retains authority over the management of the Marsico Funds and the investment and disposition of the Marsico Funds' assets.

     If approved by shareholders at the Meetings, the New Marsico Capital Agreement will remain in effect for a two-year period following the date of such approval. Thereafter, the New Marsico Capital Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board, or by a vote of a majority of the outstanding shares of each of the Marsico Funds, and in either case by a majority of the Non-Interested Trustees. The investment sub-advisory fee rate payable to Marsico Capital for each Fund under the New Marsico Capital Agreement is the same as that shown above for the Interim Marsico Capital Agreement.

     Copies of the New Marsico Capital Agreement are available upon request by writing or calling Annuity Trust at the toll-free number listed on the first page of this Proxy Statement.

Board Consideration

     Marsico Capital served as the sub-adviser to the Marsico Funds pursuant to the Previous Marsico Capital Agreement for the Marsico Funds, which is dated February 8, 1999, and was approved by the shareholders of such Marsico Funds on December 18, 1998. The Interim Marsico Capital Agreement and the New Marsico

Capital Agreement were approved by the Board, including a majority of the Non-Interested Trustees, at a regular in-person meeting held on August 23, 2000.

     At the August 23, 2000 in-person meeting, the Board was informed of the Transaction, and the expected resulting assignment and termination of the Previous Marsico Capital Agreement. The Board was provided with information concerning the Interim Marsico Capital Agreement and New Marsico Capital Agreement and was informed of the standards that the Board should apply in determining whether to approve the Interim Marsico Capital Agreement and New Marsico Capital Agreement. The information provided by management to the Board included a description of the Transaction, investment sub-advisory comparative fee information and a discussion of how the Transaction would affect Marsico Capital's ability to perform its duties as set forth in the New Marsico Capital Agreement. In this regard, the Board was advised by management that they did not expect that the Transaction would have a material effect on the operations of the Marsico Funds or their shareholders. Marsico Capital also noted that its management did not contemplate any material change in the day-to-day operations of Marsico Capital and that the internal management structure of Marsico Capital would remain largely unchanged after the Transaction.

     At the August 23 meeting, the Board, including the Non-Interested Trustees, unanimously approved both the Interim Marsico Capital Agreement and New Marsico Capital Agreement. Specifically, the Board determined that the compensation payable under the Interim Marsico Capital Agreement and New Marsico Capital Agreement was fair and reasonable and did not reflect an increase in compensation from the Previous Marsico Capital Agreement. The Board also determined that the scope and quality of services to be provided to the Marsico Funds under the Interim Marsico Capital Agreement and New Marsico Capital Agreement would be at least equivalent to the scope and quality of services provided under the Previous Marsico Capital Agreement. The Board based its decision to recommend the approval of the Interim Marsico Capital Agreement and New Marsico Capital Agreement on the following material factors: (i) the scope and type of services under the Interim Marsico Capital Agreement and New Marsico Capital Agreement, the sub-advisory fees, and the level of service provided to the Marsico Funds; (ii) the representations made with respect to the financial strength of Marsico Capital; (iii) the continued employment by Marsico Capital of the investment professionals then managing the assets of the Marsico Funds; (iv) the depth of management experience with respect to Marsico Capital's personnel following the change of control, including those persons who would be involved in the daily management of the Marsico Funds; (v) the strong investment record of Marsico Capital in managing the Marsico Funds; (vi) that Marsico Fund shareholders would not bear any costs associated with the proxy solicitation; and (vii) the efficiency in administering a standard form of investment sub-advisory agreement. In making decision to recommend approving the Interim Marsico Capital Agreement and New Marsico Capital Agreement, the factors that the Board considered most important were: the absence of changes to the level of service provided to the Marsico Funds; the fact that the sub-advisory fee rates to be charged under the Interim Marsico Capital Agreement and New Marsico Capital Agreement were no higher than those rates under the Previous Marsico Capital Agreement; and the substantially identical scope and type of services provided under the Interim Marsico Capital Agreement and New Marsico Capital Agreement and the experience of Marsico Capital's advisory personnel. The Board based its determinations in this regard on discussions with representatives of Bank of America, BAAI and Marsico Capital at the meeting and a review of materials presented by Bank of America, BAAI and Marsico Capital. These materials included a form of the Interim Marsico Capital Agreement and New Marsico Capital Agreement.

               THE BOARD OF ANNUITY TRUST UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE TO APPROVE THIS PROPOSAL

Information Regarding Marsico Capital

     Detailed information about Marsico Capital can be found above under "Approval of the New Marsico Capital Agreement -- Information Regarding Marsico Capital."

     The aggregate amount paid to Marsico Capital (or its predecessor) for each Marsico Fund (or its predecessor) for the period January 1, 2000 through December 31, 2000 was as follows: $619,454 for the Focused Equities Portfolio; and $367,940 for the Growth & Income Portfolio. The aggregate amount paid to Marsico Capital (or its predecessor) for all of the mutual funds in the Nations Funds family (or their predecessors) for the period January 1, 2000 through December 31, 2000 was $14,320,382.

     For the fiscal year ended December 31, 2000, Marsico Capital (or its predecessor) did not waive or otherwise reduce the compensation entitled to it for providing investment sub-advisory services to the Marsico Funds (or their predecessor).

      AUTHORIZATION OF THE FUNDS TO CONVERT TO A MASTER/FEEDER STRUCTURE

           (For SmallCap Index Portfolio, Balanced Assets Portfolio,
             Managed Index Portfolio, Aggressive Growth Portfolio,
            Focused Equities Portfolio, Growth & Income Portfolio,
                Value Portfolio, International Value Portfolio
               and High Yield Bond Portfolio Shareholders Only)

Overview of the Proposal

     SmallCap Index Portfolio, Balanced Assets Portfolio, Managed Index Portfolio, Aggressive Growth Portfolio, Focused Equities Portfolio, Growth & Income Portfolio, Value Portfolio, International Value Portfolio and High Yield Bond Portfolio currently are stand-alone mutual funds -- that is to say, they invest directly in a portfolio of securities. In contrast, a "feeder" fund in a master/feeder structure is a mutual fund that does not invest directly in a portfolio of securities but rather invests all of its assets in another mutual fund called a master portfolio, which has an identical investment objective and principal investment strategies. As detailed below, a master/feeder structure can be used to pool assets from multiple feeders into a larger master portfolio which can be managed more effectively. SmallCap Index Portfolio, Balanced Assets Portfolio, Managed Index Portfolio, Aggressive Growth Portfolio, Focused Equities Portfolio, Growth & Income Portfolio, Value Portfolio, International Value Portfolio and High Yield Bond Portfolio may decide to convert to feeder funds in the future, and accordingly, Fund shareholders are being asked now to authorize such Funds to do so at some future date. If shareholder approval is obtained, there is no guarantee that the Funds would exercise such authority within a specific period of time or even exercise the authority at all. Nevertheless, if the Funds did convert to feeder funds, Fund shareholders would not be re-solicited but would be made aware of the change by a supplement to the Funds' prospectuses.

Board Consideration

     At an in-person meeting held on November 29, 2000, the Board of Annuity Trust considered this proposal. Noting the potential advantages and disadvantages and various aspects of a master/feeder structure, the Board approved such authorization. The Board also noted that prior to any actual conversion into a master/feeder structure, the Board would at such time have to determine that the conversion would be in the best interest of the Funds and their shareholders.

     THE BOARD OF ANNUITY TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO AUTHORIZE THESE FUNDS TO CONVERT TO FEEDER FUNDS IN A MASTER/FEEDER STRUCTURE

Master/Feeder Structures

     One potential advantage of a master/feeder structure is that feeder funds investing in the same master portfolio can reduce their expenses through sharing the costs of managing a larger combined pool of assets. Another potential advantage of such a structure is that the master portfolio may have opportunities to pursue other distribution channels -- such as a "private label" investment in the Funds in addition to the insurance company separate account investments -- that may not otherwise be available to the same extent as stand-alone mutual funds. Typically, a feeder in a master portfolio has an investment objective, principal investment strategies and principal investment risks that are identical to that of the master portfolio.

     Feeders in a master portfolio typically invest on the same terms and conditions and pay a proportionate share of the master portfolio's expenses, although such expenses and fees are reflected in the total operating expense ratios that are shown in a fund's prospectus. However, all feeder funds in a master portfolio are not required to sell their shares at the same offering price and may sell shares with different sales loads and on-going administrative and other expenses. Therefore, one feeder fund's shareholders may have different returns than shareholders in another feeder fund that all invest in the same master portfolio.

     If the Funds were to convert to feeder funds, each could subsequently withdraw its entire investment from a master portfolio and once again become a stand-alone Fund if the Board determines that such course is in the best interests of the Fund to do so. Also, other investors (e.g., other feeder funds) in a master portfolio may similarly withdraw their investment at any time. A Fund might withdraw, for example, if the master portfolio changed its investment objective, policies and limitations in a manner unacceptable to the Board of Annuity Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the master portfolio to such Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could adversely affect the liquidity of the Fund's investment portfolio. In addition, if securities were distributed, the Fund generally would incur brokerage commissions, capital gains or losses, and/or other charges in converting the securities to cash. This could result in a lower net asset value of a shareholder's shares and/or certain adverse tax consequences for a shareholder.

     The Funds' fundamental policies currently do not allow the Funds' assets to be invested in a single issuer (e.g., a master portfolio). However, shareholders are being asked in a proposal discussed below, to approve a set of new fundamental policies that would allow the Funds to invest all of their assets in another registered investment company, such as a master portfolio. Accordingly, a Fund will not convert to a feeder fund in a master/feeder structure even if such Fund's shareholders vote in favor of the authorization to so convert, unless and until that Fund's shareholders approve the new fundamental policies. Nevertheless, the Board has decided to seek shareholder authorization of the possible future change in order to confirm its authority to do so, and to ensure that shareholder support exists.

     Among other things, shareholder authorization will ensure that the Board can convert the Funds without incurring the cost of a future proxy solicitation, even if certain features or service providers of the master portfolio differ from those of the Funds. The differences are likely to be relatively insignificant from a shareholder's perspective. In addition, overall fee levels are unlikely to increase as a result of such a conversion. Even if fees do increase, the Board is not required to and may not solicit Fund shareholders on a specific proposal at that time. For example, a master portfolio may use a different custodian or may have a different compensation arrangement for its fund accountant. It is possible that more significant differences (e.g., a different advisory/sub-advisory arrangement or different fundamental investment policies) are presented. In no event will the Board approve a conversion unless it concludes that such conversion would be in the best interest of each Fund and its shareholders at the time and in light of all of the circumstances presented. Additionally, even if the differences are sufficiently significant that the Board concludes that a proposed conversion would fundamentally alter the investment characteristics of the Funds, the Board is not required to and may not solicit Fund shareholders on a specific proposal at that time. At a minimum, the details of any change will be provided at the time via a supplement or update to the Funds' prospectuses.

     If the Funds were to convert to feeder funds, they would be interestholders in a master portfolio. This means that any matter upon which all interestholders of the master portfolio would be entitled to vote (for example, a new investment advisory contract) would be voted upon by each feeder fund to the master portfolio. In determining how to vote its interests, the Funds might either (a) submit the matter to their shareholders and vote their interests in the same proportion as their shareholders vote, or (b) vote their interest in the same proportion as other interests are voted.

Taxation of a Master/Feeder Structure

     A master portfolio typically is treated as a partnership for federal income tax purposes rather than as a regulated investment company or a corporation under the Internal Revenue Code of 1986, as amended (the "Code"). Under the rules applicable to a partnership, a proportionate share of any interest, dividends, gains and losses of the master portfolio will be deemed to have been realized (i.e., "passed-through") to its interestholders, regardless of whether any amounts are actually distributed by the master portfolio. Each interestholder in the master portfolio, would be taxed on its share (as determined in accordance with the governing instruments of the master portfolio, the Code and applicable U.S. Treasury Regulations promulgated thereunder) of the master portfolio's income and gains in determining such holder's taxable income. It is intended that the master portfolio's assets, income and distributions will be managed in such a way that an interestholder in the master portfolio will be able to qualify as a regulated investment company.

     Shares of the Funds are only offered to shareholders through a variable annuity contract or variable insurance policy of a participating insurance company. As discussed in the prospectus for the variable annuity contract or variable insurance policy, the contract or policy may qualify for favorable tax treatment. As long as the variable annuity contract or variable insurance policy maintains favorable tax treatment, shareholders will only be taxed on their investment in the Funds through the contract or policy, regardless of the transfer of Fund shares or the Funds' distribution of net investment income and realized capital gains. In order to qualify for this treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." The Funds intend to operate in this manner so that a separate account investing in Fund shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified." If the Funds were to convert to a master/feeder structure, the master portfolio similarly would intend to be "adequately diversified."

AUTHORIZATION FOR THE FUNDS' ADVISER, BAAI, TO HIRE AND REPLACE INVESTMENT SUB-ADVISERS OR TO MODIFY INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT
                             SHAREHOLDER APPROVAL
                          (For All Fund Shareholders)

Overview

     With respect to each Fund, management is proposing that shareholders grant approval to permit BAAI to enter into new or amended investment sub-advisory agreements with a sub-adviser(s) with respect to each Fund without obtaining shareholder approval of the investment sub-advisory agreements, and to permit the sub-adviser(s) to manage the assets of each Fund pursuant to these agreements. If shareholders approve the proposal, BAAI would be able to take these actions only to the extent permitted by any exemption or exemptions granted by the SEC or by any applicable SEC rule.

     This proposal is being submitted to the shareholders of each Fund for approval as required by the terms of an exemptive order requested by Annuity Trust and BAAI from the SEC (the "Order") and will not become effective with respect to a Fund unless and until this proposal has been approved by a requisite vote of the shareholders of that Fund and the Order is received from the SEC.

     The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may serve only pursuant to a written agreement which has been approved by a vote of a majority of the outstanding voting securities of the fund as well as by a vote of a majority of the trustees of the fund. Pursuant to the Order, BAAI will be permitted, with the approval of the Board, to hire new sub-advisers, terminate sub-advisers, and modify investment sub-advisory agreements with sub-advisers, including if there is an "assignment," as defined in the 1940 Act, without the prior approval of Fund shareholders under certain conditions. By eliminating shareholder approval in these matters, BAAI will have greater flexibility in overseeing sub-advisers, and Annuity Trust and its shareholders would be spared the time and expense of holding shareholder meetings and soliciting and submitting proxies. Many other investment complexes have obtained this relief and their investment managers and/or investment advisers have been authorized by shareholders to enter into new or amended sub-advisory arrangements without shareholder approval. The Order is expected to be subject to several conditions, including the following:

   1. Annuity Trust will disclose the terms and conditions of the Order in the prospectuses for the Funds. In addition, each Fund will hold itself out to the public as employing the management structure described in the Order. The prospectuses for the Funds will prominently disclose that BAAI has the ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement.

   2. Within 90 days of the hiring of any new or additional sub-adviser that is either unaffiliated with or wholly-owned by BAAI or by any company of which BAAI is a wholly-owned subsidiary, shareholders will be furnished with all relevant information about such new sub-advisers that would be included in a proxy statement, except as modified by the Order. Each Fund will meet this condition by providing shareholders with an information statement which meets the applicable proxy rules, except, if applicable, as modified by the Order.

   3. Neither Annuity Trust nor BAAI will enter into an investment sub-advisory agreement for a Fund with any sub-adviser that is an "affiliated person," as defined by Section 2(a)(3) of the 1940 Act, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund as and to the extent required by Section 15(a) of the 1940 Act, and the applicable rules thereunder, as interpreted or qualified by any no-action position or interpretation taken by the SEC staff.

   4. Before a Fund may rely on the Order, its ability to operate in the manner described will be approved by a majority of each Fund's outstanding voting securities, as defined in the 1940 Act, unless the substance and effect of the requested relief has been disclosed in its initial prospectus.

     In accordance with condition 4, shareholder approval of this proposed new arrangement is being sought. Even if Fund shareholders approve this proposal, any new sub-adviser engaged or terminated or any change in an investment sub-advisory agreement will still require approval by the Board. In order to approve a new sub-adviser, the Board will analyze the factors it deems relevant, including the nature, quality and scope of services provided by the sub-adviser to investment companies comparable to a Fund. The Board also will review the ability of the sub-adviser to provide its services to a Fund, as well as its personnel, operations, financial condition or any other factors which would affect the sub-adviser with respect to compliance and regulatory matters. In addition, the Board will consider other factors deemed relevant to the sub-adviser's performance as an investment adviser. Annuity Trust believes that this review will provide adequate shareholder protection in the selection of sub-advisers. Finally, shareholder approval would still be required to amend the investment advisory agreement with BAAI with respect to each Fund (including any amendment to raise the advisory fee rate payable under such agreement) or to enter into a new investment advisory agreement with BAAI or any other adviser.

Reasons for the Proposal

     Annuity Trust is requesting shareholder approval of this proposal for several reasons. The investment advisory agreement with BAAI on behalf of each Fund permits each Fund to utilize an adviser/sub-adviser management structure whereby BAAI, acting as each Fund's investment adviser, delegates day-to-day portfolio management responsibilities to a sub-adviser. All Funds currently utilize this structure. If BAAI were to change sub-advisers for a Fund or to retain an additional sub-adviser for a Fund, BAAI would continue in its role as adviser and would continue to exercise oversight and supervision of a Fund sub-adviser's day-to-day portfolio management. Annuity Trust believes that these situations are analogous to a situation where an investment adviser of a mutual fund replaces an employee who manages the fund's investment portfolio with a different manager, which does not require shareholder approval under the 1940 Act.

     In addition, the shareholder approval requirement under the 1940 Act may cause each Fund's shareholders to incur expenses, such as the expenses involved in soliciting proxies for a shareholder meeting, and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as the prompt engagement or replacement of a sub-adviser if circumstances so warrant. Without the ability to promptly retain a new sub-adviser and/or replace an existing sub-adviser, or to reapprove existing investment sub-advisory agreements, as the case may be, investors' expectations may be frustrated. For instance, a Fund and its shareholders could be disadvantaged under certain circumstances including: (i) where BAAI determines to terminate a Fund's sub-adviser due to unsatisfactory performance or another appropriate reason; (ii) where BAAI wishes to retain an additional sub-adviser for a Fund that does not, at present, utilize a multi-sub-adviser structure;
(iii) where a Fund's sub-adviser resigns, ceases operations or is otherwise incapable of providing portfolio management services on behalf of the Fund; or
(iv) where there has been an assignment of a investment sub-advisory agreement with a current sub-adviser (for instance, due to a change in control of the sub-adviser) or some other event causing the termination of the investment sub-advisory agreement. In many cases, these events are beyond the control of Annuity Trust, BAAI and the applicable Fund. In such circumstances, BAAI may deem it in the best interests of the Fund to retain a new sub-adviser or to reinstate a terminated investment sub-advisory agreement with a current sub-adviser promptly. For these reasons, management and the Board believe that approval of the proposal would benefit shareholders.

Board Consideration

     At an in-person meeting held on November 29, 2000, the Board considered, among other matters, that the proposal would be beneficial to the Funds by reducing or eliminating the costs of shareholder meetings and the possible negative impact caused by a delay in replacing or hiring a new sub-adviser, or reapproving existing investment sub-advisory arrangements. They also considered that the Funds would forego any benefits associated with shareholder scrutiny of proposed investment sub-advisory agreements. To this end, the Board considered that, even in the absence of shareholder scrutiny and approval, any proposal to add or replace a sub-adviser, or to materially amend an investment sub-advisory agreement with an existing sub-adviser, would receive careful review. First, BAAI would assess each Fund's needs and, if it believed that the Fund would benefit from a new or replacement sub-adviser, BAAI would review the relevant universe of available investment managers. Second, any recommendations made by BAAI would have to be approved by a majority of the Board of Trustees. Finally, in the absence of shareholder approval, any retention of a new or replacement sub-adviser or any amendment of an existing investment sub-advisory agreement would have to comply with conditions contained in the Order.

THE BOARD OF ANNUITY TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED AUTHORITY TO PERMIT BAAI TO ENTER INTO NEW OR AMENDED INVESTMENT SUB-ADVISORY AGREEMENTS WITH SUB-ADVISERS WITH RESPECT TO YOUR FUND WITHOUT
                        OBTAINING SHAREHOLDER APPROVAL.

                      APPROVAL OF NEW FUNDAMENTAL POLICIES

                          (For All Fund Shareholders)

Overview

     The 1940 Act requires investment companies (such as Annuity Trust) to adopt certain specific investment policies or restrictions that may be changed only by shareholder vote. An investment company may elect to designate additional policies or restrictions that may be changed only by shareholder vote. These policies and restrictions are often referred to as "fundamental policies." It is proposed that shareholders of the Funds approve a new set of fundamental policies for the Funds.

     Some of Annuity Trust's current investment policies and restrictions may limit its portfolio managers from investing in a security that is both consistent with the investment objective of such Fund and also is believed to be a good investment. One reason for changing some of these investment policies is to remove restrictions that unnecessarily hamper the portfolio manager's investment discretion. Many of these restrictions were put in place by the Funds as a result of the directives of various state securities commissions. Changes to federal securities laws have superseded these directives.

     By changing the fundamental policies for each Fund, the Board believes that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or unnecessary. The Board believes that by moving toward a single standard set of fundamental policies for the entire Nations Funds complex, the investment adviser will be able to more effectively ensure the Funds' compliance those policies. The Board also believes that the investment adviser's or sub-advisers's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

     Accordingly, the new set of fundamental policies is proposed in order to:

   1. simplify and streamline the Funds' fundamental policies and also standardize fundamental policies across the entire Nations Funds family;

   2. reclassify as non-fundamental operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     3. eliminate those fundamental policies that are no longer required under state securities laws.

     THE BOARD OF ANNUITY TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE NEW FUNDAMENTAL POLICIES FOR YOUR FUND.

Comparison of Investment Policies and Restrictions

     For a detailed comparison of the current and proposed fundamental investment policies and limitations of the Funds, see Appendix I to this Proxy.

                               OTHER INFORMATION

     James B. Sommers, a trustee of Annuity Trust, owns shares of Bank of America. No other officer or trustee of Annuity Trust is an officer, employee, director, general partner or shareholder of BAAI or any of its affiliates.

     BAAI serves as the Funds' investment adviser. In addition, BAAI serves as the Funds' co-administrator. Its address is 101 South Tryon Street, Charlotte, North Carolina 28255. Stephens Inc. serves as the Funds' principal underwriter and co-administrator. Its address is 111 Center Street, Little Rock, Arkansas 72201.

     The Funds paid co-administration fees to BAAI for the fiscal period ended December 31, 2000, as follows: for the SmallCap Index Portfolio $9,827; for the International Growth Portfolio $11,647; for the Balanced Assets Portfolio $7,074; for the Aggressive Growth Portfolio $6,732; for the Marsico Focused Equities Portfolio $151,423; and for the Marsico Growth & Income Portfolio $89,941.

                                VOTING MATTERS

General Information

     This Proxy Statement is being furnished in connection with the solicitation of proxies for the Meetings by the Board. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Annuity Trust also may solicit proxies by telephone or otherwise. In this connection, BAAI has retained ADP Proxy Services to assist in the solicitation of proxies. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; or (2) by fax, by marking, signing, dating and faxing the enclosed proxy ballot(s) to ADP Proxy Services at (704) 388-2641. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting to Annuity Trust a written notice of revocation addressed to Annuity Trust at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meetings and voting in person.

     Any expenses incurred as a result of hiring ADP Proxy Services or any other proxy solicitation agent will be borne by BAAI and/or its affiliates.

     Only shareholders of record at the close of business on January 15, 2001 will be entitled to vote at the Meetings. xxx,xxx,xxx shares of the SmallCap Index Portfolio, xxx,xxx,xxx shares of the International Growth Portfolio, xxx,xxx,xxx shares of the Balanced Assets Portfolio, xxx,xxx,xxx shares of the Managed Index Portfolio, xxx,xxx,xxx shares of the Aggressive Growth Portfolio, xxx,xxx,xxx shares of the Focused Equities Portfolio, xxx,xxx,xxx shares of the Growth & Income Portfolio, xxx,xxx,xxx shares of the Value Portfolio, xxx,xxx,xxx shares of the International Value Portfolio and xxx,xxx,xxx shares of the High Yield Bond Portfolio were outstanding and entitled to be voted. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

     If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.

--------------------------------------------------------------------------------
                  Special Note for Shareholders of all Funds

   The Hartford and Anchor are the legal owners of all Fund shares held in their separate accounts (except with respect to International Growth
 Portfolio, SmallCap Index Portfolio and Balanced Assets Portfolio, for which The Hartford is sole legal owner). The separate accounts are registered as unit investment trusts under the 1940 Act and are where The Hartford and
 Anchor set aside and invest the assets of certain of its annuity contracts. Accordingly, The Hartford and Anchor have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, The Hartford and Anchor will: (i) notify each annuity contract owner ("Owner") of the Meetings if the shares held for that Owner's contract may be voted; (ii) send proxy materials and a form of instructions that each Owner can use to tell The Hartford and/or Anchor how to vote the Fund shares held for such contract; (iii) arrange for the handling and tallying of proxies received from Owners; (iv) vote all Fund shares attributable to such Owner's contract according to instructions received from such Owner, and (v) vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
--------------------------------------------------------------------------------

Quorum

     A quorum is constituted with respect to each Fund by the presence in person or by proxy of the holders of one-third of the outstanding shares of each Fund entitled to vote at their Meetings.

     For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of each proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present for any of the Meetings, or in the event that a quorum is present at such Meetings but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

Shareholder Approval

     The 1940 Act requires that the New BAAI Agreement must be approved by a "majority of the outstanding shares" of a Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund.

     The New BACAP Agreement must be approved by a "majority of the outstanding shares" of a Fund as described above.

     The New Marsico Capital Agreement must be approved by a "majority of the outstanding shares" of a Fund as described above. If the New Marsico Capital Agreement is not approved with respect to a Marsico Fund by May 31, 2001, Marsico Capital would be entitled to receive for the period covered by the Interim Marsico Capital Agreement a portion of such compensation that equals its costs incurred in providing services under the Interim Marsico Capital Agreement (plus interest earned on that amount while in escrow). If the New Marsico Capital Agreement is not approved for a Marsico Fund, the Board will consider what further action is appropriate.

     The New Chicago Equity Agreement must be approved by a "majority of the outstanding shares" of a Fund as described above.

     The authorization for BAAI to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval must be approved by a "majority of the outstanding shares" of a Fund as described above.

     The authorization of a Fund to convert to a feeder fund in a master/feeder structure shall be deemed approved by shareholders if a majority of shares voted at the Meeting vote to approve the item.

     The new fundamental investment policies must be approved with respect to a Fund by a "majority of the outstanding shares" of a Fund as described above.

Principal Shareholders

     The table below shows the name, address and share ownership of each person known to Annuity Trust to have ownership with respect to 5% or more of a Fund as of January 15, 2001. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to Annuity Trust to own such shares beneficially is designated by an asterisk.

                                  Class; Amount of     Percentage of
   Fund      Name and Address       Shares Owned           Fund
---------   ------------------   ------------------   --------------
  [TBD]


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

     As of January 15, 2001, the officers and Trustees of Annuity Trust, as a group, owned less than 1% of any class of a Fund.

Annual Meetings and Shareholder Meetings

     Annuity Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                                OTHER BUSINESS

     The Board knows of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Annuity Trust in writing at the address, or by phone at the phone number, on the cover page of this Proxy Statement.

                                   *   *   *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY FAX, TELEPHONE OR ON-LINE.

     ANNUITY TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE DECEMBER 31, 1999 ANNUAL REPORT AND JUNE 30, 2000 SEMI-ANNUAL REPORT FOR THE FUNDS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS ANNUITY TRUST, ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT 1-800-321-7854.

                                  APPENDIX I

   COMPARISON OF CURRENT AND PROPOSED FUNDAMENTAL POLICIES AND
                           LIMITATIONS OF THE FUNDS

                          Current                                                  Proposed
 The Funds may not:                                          The Funds may not:

 1. Underwrite securities issued by any other person,        1. Underwrite any issue of securities within the
   except to the extent that the purchase of                 meaning of the 1933 Act except when it might
   securities and the later disposition of such              technically be deemed to be an underwriter
   securities in accordance with the Fund's                  either (a) in connection with the disposition of a
   investment program may be deemed an                       portfolio security, or (b) in connection with the
   underwriting. This restriction shall not limit a          purchase of securities directly from the issuer
   Fund's ability to invest in securities issued by          thereof in accordance with its investment
   other registered investment companies.                    objective. This restriction shall not limit the
                                                             Fund's ability to invest in securities issued by
                                                             other registered investment companies.

 2. Invest in real estate or real estate limited             2. Purchase or sell real estate, except a Fund may
   partnership interests. (A Fund may, however,              purchase securities of issuers which deal or
   purchase and sell securities secured by real              invest in real estate and may purchase securities
   estate, or interests therein, or issued by issuers        which are secured by real estate or interests in
   which invest in real estate or interests therein.)        real estate.
   This restriction does not apply to real estate
   limited partnerships listed on a national stock
   exchange (e.g., the New York Stock Exchange).

 3. Purchase or sell commodity contracts except that         3. Purchase or sell commodities, except that a Fund
   each Fund may, to the extent appropriate under            may to the extent consistent with its investment
   its investment policies, purchase publicly traded         objective, invest in securities of companies that
   securities of a company engaging in whole or in           purchase or sell commodities or which invest in
   part in such activities, enter into futures contracts     such programs, and purchase and sell options,
   and related options, engage in transactions on a          forward contracts, futures contracts, and options
   when-issued or forward commitment basis, and              on futures contracts. This limitation does not
   enter into forward currency contracts in                  apply to foreign currency transactions including
   accordance with its investment policies.                  without limitation forward currency contracts.

 4. Make loans, except that a Fund may purchase              4. Make loans, except to the extent permitted by
   and hold debt instruments (whether such                   the 1940 Act, the rules and regulations
   instruments are part of a public offering or              thereunder and any exemptive relief obtained by
   privately placed), may enter into repurchase              the Funds.
   agreements and may lend portfolio securities in
   accordance with its investment policies.

 5. Borrow money or issue senior securities, as          5. Borrow money or issue senior securities except
   defined in the 1940 Act, except that (a) a Fund       to the extent permitted by the 1940 Act, the rules
   may borrow money from banks for temporary             and regulations thereunder and any exemptive
   purposes in amounts up to one-third of the value      relief obtained by the Funds.
   of such Fund's total assets at the time of
   borrowing, provided that borrowings in excess of
   5% of the value of such Fund's total assets will
   be repaid prior to the purchase of additional
   portfolio securities by such Fund, (b) a Fund
   may enter into commitments to purchase
   securities in accordance with the Fund's
   investment program, including delayed delivery
   and when-issued securities, which commitments
   may be considered the issuance of senior
   securities, and (c) a Fund may issue multiple
   classes of shares in accordance with SEC
   regulations or exemptions under the 1940 Act.
   The purchase or sale of futures contracts and
   related options shall not be considered to involve
   the borrowing of money or issuance of senior
   securities.

 6. Each Fund (except the Focused Equities                6. Except for the Focused Equities Portfolio,
   Portfolio) may not purchase securities of any one      purchase securities (except securities issued or
   issuer (other than securities issued or guaranteed     guaranteed by the U.S. Government, its agencies
   by the U.S. Government, its agencies or                or instrumentalities) of any one issuer if, as a
   instrumentalities) if, immediately after such          result, more than 5% of its total assets will be
   purchase, more than 5% of the value of such            invested in the securities of such issuer or it
   Fund's total assets would be invested in the           would own more than 10% of the voting
   securities of such issuer, except that up to 25%       securities of such issuer, except that (a) up to
   of the value of the Fund's total assets may be         25% of its total assets may be invested without
   invested without regard to these limitations and       regard to these limitations and (b) a Fund's
   with respect to 75% of such Fund's assets, such        assets may be invested in the securities of one or
   Fund will not hold more than 10% of the voting         more management investment companies to the
   securities of any issuer.                              extent permitted by the 1940 Act, the rules and
                                                          regulations thereunder and any exemptive relief
   The Focused Equities Portfolio may not purchase        obtained by the Funds.
   securities of any one issuer (other than securities
   issued or guaranteed by the U.S. Government, its
   agencies or instrumentalities) if, immediately
   after such purchase, more than 25% of the value
   of the Fund's total assets would be invested in
   the securities of one issuer, and with respect to
   50% of the Fund's total assets, more than 5% of
   its assets would be invested in the securities of
   one issuer.

   The International Growth Portfolio may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while the Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

 7. Purchase any securities which would cause 25%          7. Purchase any securities which would cause 25%
   or more of the value of the Fund's total assets at      or more of the value of its total assets at the
   the time of such purchase to be invested in the         time of purchase to be invested in the securities
   securities of one or more issuers conducting their      of one or more issuers conducting their principal
   principal activities in the same industry, provided     business activities in the same industry, provided
   that this limitation does not apply to investments      that: (a) there is no limitation with respect to
   in obligations issued or guaranteed by the U.S.         obligations issued or guaranteed by the U.S.
   Government or its agencies and instrumentalities.       Government, any state or territory of the United
                                                           States, or any of their agencies, instrumentalities
                                                           or political subdivisions, and (b) notwithstanding
                                                           this limitation or any other fundamental
                                                           investment limitation, assets may be invested in
                                                           the securities of one or more management
                                                           investment companies to the extent permitted by
                                                           the 1940 Act, the rules and regulations
                                                           thereunder and any exemptive relief obtained by
                                                           the Funds.

 8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except short sales against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

                                  APPENDIX II

                 OTHER FUNDS ADVISED BY THE INVESTMENT ADVISERS

                       Additional Funds Advised by BAAI

                                                Assets in Million's          Maximum Annual
                                                 (as of 12/31/00)             Advisory Fee
                                                --------------------         ---------------

Nations Value Fund                                                                0.65%
Nations Capital Growth Fund                                                       0.65%
Nations Strategic Growth Fund                                                     0.65%
Nations MidCap Growth Fund                                                        0.65%
Nations Managed Index Fund                                                        0.40%
Nations SmallCap Index Fund                                                       0.40%
Nations LargeCap Index Fund                                                       0.40%
Nations Aggressive Growth Fund                                                    0.65%
Nations Strategic Income Fund                                                     0.50%
Nations Balanced Assets Fund                                                      0.65%
Nations Short-Intermediate Government Fund                                        0.30%
Nations Short-Term Income Fund                                                    0.30%
Nations Bond Fund                                                                 0.40%
Nations Equity Income Fund                                                        Breakpoint#
Nations Government Securities Fund                                                Breakpoint(PHI)
Nations Small Company Fund                                                        0.90%
Nations U.S. Government Bond Fund                                                 0.50%
Nations Emerging Markets Fund                                                     1.00%
Nations Marsico Focused Equities Fund*                                            N/A
Nations Marsico Growth & Income Fund*                                             N/A
Nations International Equity Fund*                                                N/A
Nations International Value Fund*                                                 N/A
Nations Asset Allocation Fund                                                     0.65%
Nations Convertible Securities Fund                                               0.65%
Nations Intermediate Bond Fund*                                                   N/A
Nations Blue Chip Fund*                                                           N/A
LifeGoal Growth Portfolio                                                         0.25%
LifeGoal Balanced Growth Portfolio                                                0.25%
LifeGoal Income and Growth Portfolio                                              0.25%
Nations Intermediate Bond Master Portfolio                                        0.40%
Nations Blue Chip Master Portfolio                                                0.65%
Nations International Equity Master Portfolio                                     0.80%
Nations Marsico Focused Equities Master Portfolio                                 0.75%
Nations Marsico Growth & Income Master Portfolio                                  0.75%
Nations International Value Master Portfolio                                      0.90%
Nations High Yield Bond Master Portfolio                                          0.55%
Nations Marsico 21st Century Master Portfolio                                     0.75%
Nations Marsico International Opportunities Master                                0.80%
Portfolio
Nations High Yield Bond Fund*                                                     N/A
Nations MidCap Index Fund                                                         0.40%
Nations Marsico 21st Century Fund*                                                N/A
Nations Marsico International Opportunities Fund*                                 N/A




-----------------
# Nations Equity Income Fund has tiered advisory fees as follows: 0.65% for the first $100 million of the Fund's average daily net assets, plus 0.60% of the
Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million.
(PHI) Nations Government Securities Fund has tiered advisory fees as follows:
0.50% for the first $200 million of the Fund's average daily net assets, plus
0.45% of the Fund's average daily net assets in excess of $200 million and up to
$250 million, plus 0.40% of the Fund's average daily net assets in excess of
$250 million.

* These Funds are "feeder" funds and do not have their own adviser or sub-adviser. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." BAAI serves as the investment adviser to each Master Portfolio.

                     Additional Funds Sub-Advised by BACAP*

                                                  Maximum Annual
                                                   Sub-Advisory
                                                   Fee to BACAP
                                                 ---------------


Nations Value Fund                                    0.25%
Nations Capital Growth Fund                           0.25%
Nations Strategic Growth Fund                         0.25%
Nations MidCap Growth Fund                            0.25%
Nations Managed Index Fund                            0.10%
Nations SmallCap Index Fund                           0.10%
Nations LargeCap Index Fund                           0.10%
Nations Aggressive Growth Fund                        0.25%
Nations Balanced Assets Fund                          0.25%
Nations Short-Intermediate Government Fund            0.15%
Nations Short-Term Income Fund                        0.15%
Nations Bond Fund                                     0.15%
Nations Strategic Income Fund                         0.15%
Nations Equity Income Fund                            0.20%
Nations Government Securities Fund                    0.15%
Nations Small Company Fund                            0.25%
Nations U.S. Government Bond Fund                     0.15%
Nations Asset Allocation Fund                         0.25% (non-equity portion)
Nations Convertible Securities Fund                   0.25%
Nations California Municipal Bond Fund                0.07%
LifeGoal Growth Portfolio                             0.05%
LifeGoal Balanced Growth Portfolio                    0.05%
LifeGoal Income and Growth Portfolio                  0.05%
Nations Intermediate Bond Master Portfolio            0.15%

*The asset size and advisory fee for each of these Funds is shown in the table above.

                Additional Funds Sub-Advised by Chicago Equity

                                                                                       Maximum Annual
                                                                                        Sub-Advisory
                                             Assets in Millions     Maximum Annual     Fee to Chicago
                                              (as of 12/31/00)       Advisory Fee          Equity
                                            --------------------   ----------------   ---------------
Accessor Growth Fund                                $277                  0.45%             0.20%*
Conseco Fund Group - Balanced                       $ 35                  0.90%             0.30%
Conseco Fund Group - Equity                         $156                  0.90%             0.30%
Conseco Fund Group - Large Cap                      $ 30                  0.70%             0.30%
Conseco Series Trust - Asset Allocation             $ 41                  0.80%             0.30%
Conseco Series Trust - Common Stock                 $309                  0.80%             0.30%

--------
* CEP will become eligible to receive a performance based fee in 2001.

                Additional Funds Sub-Advised by Marsico Capital

                                                                                                     Maximum Annual
                                                                                                      Sub-Advisory
                                                           Assets in Millions     Maximum Annual     Fee to Marsico
                                                            (as of 07/31/00)       Advisory Fee         Capital
                                                          --------------------   ----------------   ---------------
Marsico Focus Fund                                             $ 2,785.80               0.85%            0.85%
Marsico Growth & Income Fund                                   $   984.70               0.85%            0.85%
Marsico 21st Century Fund                                      $   137.40               0.85%            0.85%
Marsico International Opportunities Fund                       $    13.10               0.85%            0.85%
Marsico Capital Growth Portfolio, a series of American
  Skandia Advisor Funds, Inc.                                  $  1,887.7               0.90%            0.45%
Marsico Capital Growth Fund, a series of American
  Skandia Advisory Funds, Inc.                                 $  1,073.6               1.00%            0.45%
Style Select Series Focus Portfolio Fund                       $    645.9               0.85%            0.40%
Style Select Focused Growth & Income Portfolio Fund            $    103.4               1.00%            0.45%
Seasons Series Trust Focus Growth Portfolio Variable
  Annuity                                                      $      5.0               1.00%            0.40%*
Frank Russell Investment Company Equity I fund                 $    126.4               0.55%            0.35%
Frank Russell Investment Company Diversified Equity
  Fund                                                         $    124.2               0.73%            0.35%
Enterprise Capital Appreciation Fund                           $    285.6               0.75%            0.45%
Enterprise Accumulation Trust Variable Annuity                 $     68.7               0.75%            0.45%

--------
* A $100,000 bonus fee may be payable annually to the sub-adviser based on performance.

                                 APPENDIX III

     Expense Summaries of Funds for which a Fee/Expense Change is Proposed

     The following tables describe the fees and expenses associated with certain Funds for which the approval of a new investment sub-advisory agreement will result in a change to a Fund's management fee, and accordingly, such Fund's total operating expense ratios. In particular, the tables compare the fees and expenses for each Fund both as they are as of October 1, 2000 and with the fees and expenses that will apply if the proposed investment sub-advisory agreements are approved.

                                     III-1

                          AGGRESSIVE GROWTH PORTFOLIO

                                                                                    Nations Marsico
                                                                     Aggressive       21st Century
                                                                       Growth          Portfolio
                                                                      Portfolio     (After Proposal)
                                                                    ------------   -----------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases,
  as a % of offering price ......................................      none              none
Maximum deferred sales charge as a % of net asset value .........      none              none
Annual Fund Operating Expenses(1)
  (Expenses that are deducted from the Fund's assets)
Management fees .................................................       0.65 %          0.75 %
Distribution (12b-1) and shareholder servicing fees .............       0.25 %          0.25 %
Other expenses ..................................................       1.34 %          1.34 %
                                                                       -----           -----
Total annual Fund operating expenses ............................       2.24 %          2.34 %
Fee waivers and/or reimbursements ...............................      (1.24)%         (1.24)%
                                                                       ------           ------
Total net expenses ..............................................       1.00%(2)         1.10%(3)
                                                                       ========         ========

(1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
(2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2001 in order to maintain total fund operating expenses at the levels shown here. The figure shown here is after waivers and/ or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2002 in order to maintain total fund operating expenses at the levels shown here. The figure shown here is after waivers and/ or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
       o you invest $10,000 in shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
       o you reinvest all dividends and distributions in the Fund
       o your investment has a 5% return each year
       o the Fund's operating expenses remain the same as shown in the table above
       o the waivers and/or reimbursements shown above expire April 30, 2001 and are not reflected in the 3, 5 and 10 year examples

   Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                                      1 year     3 years     5 years     10 years
                                                                     --------   ---------   ---------   ---------
Aggressive Growth Portfolio ......................................     $102        $580      $1,084      $2,472
Nations Marsico 21st Century Portfolio (after proposal) ..........     $112        $611      $1,136      $2,577

                                     III-2

                           SMALLCAP INDEX PORTFOLIO

                                                                                    Nations Small
                                                                      SmallCap         Company
                                                                       Index          Portfolio
                                                                     Portfolio     (After Proposal)
                                                                    -----------   -----------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases,
 as a % of offering price .......................................      none             none
Maximum deferred sales charge as a % of net asset value .........      none             none
Annual Fund Operating Expenses(1)
 (Expenses that are deducted from the Fund's assets)
Management fees .................................................      0.40 %          0.90 %
Distribution (12b-1) and shareholder servicing fees .............      0.25 %          0.25 %
Other expenses ..................................................      1.21 %          1.21 %
                                                                      ------          -----
Total annual Fund operating expenses ............................      1.86 %          2.36 %
Fee waivers and/or reimbursements ...............................     (1.21)%         (1.11)%
                                                                      ------           ------
Total net expenses ..............................................       0.65%(2)        1.25%(3)
                                                                      ========        ========

(1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2001 in order to maintain total fund operating expenses at the levels shown here. The figure shown here is after waivers and/ or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2002 in order to maintain total fund operating expenses at the levels shown here. The figure shown here is after waivers and/ or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
       o you invest $10,000 in shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
       o you reinvest all dividends and distributions in the Fund
       o your investment has a 5% return each year
       o the Fund's operating expenses remain the same as shown in the table above
       o the waivers and/or reimbursements shown above expire April 30, 2001 and are not reflected in the 3, 5 and 10 year examples

   Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                               1 year     3 years     5 years     10 years
                                                              --------   ---------   ---------   ---------
SmallCap Index Portfolio ..................................     $ 66        $465      $  888      $2,069
Nations Small Company Portfolio (after proposal) ..........     $127        $630      $1,160      $2,611

                                     III-3

                            MANAGED INDEX PORTFOLIO

                                                                      Managed      Nations Capital
                                                                       Index       Growth Portfolio
                                                                     Portfolio     (After Proposal)
                                                                    -----------   -----------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases,
  as a % of offering price ......................................      none             none
Maximum deferred sales charge as a % of net asset value .........      none             none
Annual Fund Operating Expenses(1)
  (Expenses that are deducted from the Fund's assets)
Management fees .................................................      0.40 %          0.65 %
Distribution (12b-1) and shareholder servicing fees .............      0.25 %          0.25 %
Other expenses ..................................................      0.62 %          0.62 %
                                                                      ------          -----
Total annual Fund operating expenses ............................      1.27 %          1.52 %
Fee waivers and/or reimbursements ...............................     (0.52)%         (0.52)%
                                                                      ------           ------
Total net expenses ..............................................       0.75%(2)        1.00%(3)
                                                                      ========        ========

(1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2001 in order to maintain total fund operating expenses at the levels shown here. The figure shown here is after waivers and/ or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2002 in order to maintain total fund operating expenses at the levels shown here. The figure shown here is after waivers and/ or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
       o you invest $10,000 in shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
       o you reinvest all dividends and distributions in the Fund
       o your investment has a 5% return each year
       o the Fund's operating expenses remain the same as shown in the table above
       o the waivers and/or reimbursements shown above expire April 30, 2001 and are not reflected in the 3, 5 and 10 year examples

   Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                                1 year     3 years     5 years     10 years
                                                               --------   ---------   ---------   ---------
Managed Index Portfolio ....................................     $ 77        $350        $644      $1,481
Nations Capital Growth Portfolio (after proposal) ..........     $102        $428        $778      $1,764

                                     III-4

                             Nations Annuity Trust
                                 Exhibit Index



Exhibit No.       Description
-----------       -----------

EX-1              Form of Proxy Ballots